SECOND AMENDED AND RESTATED LEASE AGREEMENT


                                 between


                       The Middlebury Partnership,

                                 as Lessor,

                                   and

                     Uniroyal Chemical Company, Inc.,

                                as Lessee,

                      Dated as of August 28, 1997





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                            TABLE OF CONTENTS



                                                    Page Number
  1.  LEASE OF PREMISES; TITLE AND CONDITION.......................2
      (a)  Premises ...............................................2
      (b)  Current Lessee Parking .................................2
      (c)  Additional Lessee Parking ..............................3
      (d)  Lessee's Obligation To Contribute To Costs Of
          Future Parking...........................................4
      (e)  No Lessor Representations ..............................5
  2.  USE   .......................................................6
  3.  TERM   ......................................................7
  4.  RENT   ......................................................7
      (a)  Fixed Rent .............................................7
      (b)  Additional Rent; Late Interest .........................9
      (c)  Rent Restrictions......................................11
      (d)  No Accord and Satisfaction.............................11
  5.  NET LEASE; NON-TERMINABILITY ...............................12
  6.  REPRESENTATIONS ............................................14
      (a)  Lessee's Representations...............................14
      (b)  Lessor's Representations...............................14
  7.  TAXES AND ASSESSMENTS; COMPLIANCE WITH LAW..................15
  8.  LIENS.......................................................25
  9.  INDEMNIFICATION ............................................26
      (a)  By Lessee .............................................26
      (b)  By Lessor .............................................27
      (c)  Mutual Release ........................................28
 10.  MAINTENANCE AND REPAIR .....................................29
 11.  ALTERATIONS ................................................30
 12.  CONDEMNATION, CASUALTY AND
      TEMPORARY REQUISITION.......................................32
      (a)  General ...............................................32
      (b)  Total Condemnation or Casualty.........................34
      (c)  Condemnation Without Election to Terminate;
           Partial Condemnation  .................................35
      (d)  Casualty Without Election to Terminate; Partial
           Casualty...............................................36
      (e)  Temporary Requisition..................................38
      (f)  Investment of Net Proceeds.............................38
 13.  INSURANCE...................................................39
      (a)    (i)  Property Insurance..............................39
            (ii)  Boiler and Machinery Insurance..................40


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           (iii)  Comprehensive General Public Liability
                  Insurance.......................................40
            (iv)  Workers' Compensation Insurance.................40
             (v)  Builders' Risk..................................41
      (b)  Policy Requirements....................................41
      (c)  Delivery of Certificates...............................43
      (d)  Self-Insurance.........................................44
 14.  BROKER......................................................45
 15.  PERMITTED CONTESTS..........................................45
 16.  CONDITIONAL LIMITATIONS; DEFAULT PROVISIONS.................47
 17.  ADDITIONAL RIGHTS...........................................51
 18.  NOTICES, DEMANDS AND OTHER INSTRUMENTS......................52
 19.  ESTOPPEL CERTIFICATES.......................................54
 20.  NO MERGER...................................................54
 21.  SURRENDER...................................................55
 22.  MERGER, CONSOLIDATION OR SALE OF ASSETS.....................55
 23.  SEPARABILITY; BINDING EFFECT................................56
 24.  HEADINGS AND TABLE OF CONTENTS..............................57
 25.  SUBORDINATION; NON-DISTURBANCE..............................57
 26.  SCHEDULES...................................................58
 27.  QUIET ENJOYMENT.............................................58
 28.  RECORDING OF NOTICE OF LEASE................................58
 29.  LESSOR'S OBLIGATIONS........................................59
      (a)  Management and Maintenance.............................59
      (b)  Lessee's Reimbursement Obligations.....................60
      (c)  The Power Plant........................................61
      (d)  [Intentionally Omitted]................................65
      (e)  Lessor's Operating Expense Budget......................65
 30.  UTILITIES...................................................67
      (a)  Lessee's Payments .....................................67
      (b)  Tie-In Facilities For Emergency Heating and Cooling....67
           (iii)  Rent Abatement..................................69
      (c)  Interruption of Steam Production ......................70
             (i)  For Any Reason..................................70
            (ii)  Rent Abatement..................................71
           (iii)  For Reasons Within Lessor's Control.............72
 31.  INTERIOR SECURITY...........................................74
 32.  EXTERIOR SECURITY...........................................74
 33.  STREETS AND ROADS...........................................75
 34.  SELLER'S PERFORMANCE OF LESSEE'S OBLIGATIONS................75
 35.  SERVICE CONTRACTS...........................................75
 36.  TUNNEL USE and MAINTENANCE..................................76



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 37.  RAZING OF CONFERENCE CENTER; ADMINISTRATION
      BUILDING AND TUNNEL.........................................76
 38.  LESSOR'S CONSENT............................................77
 39.  ASSIGNMENT and SUBLETTING...................................77
      (a)  General ...............................................77
      (b)  Assignment.............................................77
           (iii)  Transferee of Lessee's Assets...................79
      (c)  Sublease...............................................80
             (i)  General.........................................80
            (ii)  Permitted Subleases ............................80
           (iii)  Definition of "affiliate", etc..................81
      (d)  No Right to Mortgage...................................83
      (e)  Lessor's Rights; Attornment............................83
 40.  EFFECTIVE DATE; NO PRE-EXECUTION EFFECT.....................84
 41.  TERMINATION OF FIRST AMENDED AND RESTATED LEASE.............84
 42.  LESSEE'S SIGNAGE RIGHTS.....................................85
 43.  EXCULPATORY CLAUSE..........................................86
 44.  COMMERCIAL TRANSACTION......................................87
 45.  WAIVER OF JURY TRIAL; COUNTERCLAIMS, ETC....................87
 46.  AUTHORITY...................................................88
 47.  NO OFFER....................................................88
 48.  CONSTRUCTION................................................88
 49.  SURVIVAL....................................................88
 50.  LESSOR'S COVENANT REGARDING FUTURE USE OF PARK..............89
 51.  PRIOR NOTICE OF PUBLIC MARKETING EFFORTS....................93



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          Schedule A  -  Description of the Land

          Schedule B  -  Parking Sketch

          Schedule C  -  [Intentionally Omitted]

          Schedule D  -  Non-Disturbance Agreement

          Schedule E  -  Emergency Tie-In Facilities






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                           W I T N E S S E T H:


          WHEREAS, International Business Machines Corporation ("Original

 Lessor") and Lessee entered into that certain Lease Agreement, dated as of December 17, 1985 (the "Original Lease"), respecting certain premises, commonly known as the R&D Building, located in the Preston

 Hill Office Park in the Towns of Middlebury, Oxford and Southbury,

 Connecticut; and

          WHEREAS, the Original Lease was (i) modified by that certain

 Modification of Agreement, of Side Letter and of Lease, dated October

 31, 1986, by and among Original Lessor, Lessee and Uniroyal Properties,

 Inc., and (ii) amended and restated pursuant to a certain Amended and

 Restated Lease Agreement, dated as of December 17, 1985, and effective as of December 30, 1989, between Original Lessor and Lessee (the

 Original Lease, as so modified, amended and restated being hereinafter referred to as the "First Amended and Restated Lease"); and

          WHEREAS, Original Lessor has previously assigned all of its interest in and to the First Amended and Restated Lease to Lessor; and

          WHEREAS, Lessor and Lessee desire to amend and restate the

 First Amended and Restated Lease, in its entirety as set forth hereinafter, effective as of the date hereof.

          NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration, the receipt and sufficiency of which are hereby mutually acknowledged, the parties hereto hereby agree as follows:



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          THIS SECOND AMENDED AND RESTATED LEASE AGREEMENT, dated as of

 August 28, 1997 (referred to herein as this "Second Amended and

 Restated Lease" or this "Lease"), is between the Middlebury Partnership,

 a Connecticut general partnership ("Lessor"), and Uniroyal Chemical

 Company, Inc., a New Jersey corporation ("Lessee"), and constitutes an amendment and restatement of the First Amended and Restated Lease on the terms hereinafter set forth.

          Lessor and Lessee covenant and agree as follows:

          1.  Lease of Premises; Title and Condition.

              (a)  Premises.  In consideration of the rents and covenants herein stipulated to be paid and performed by Lessee, and upon the terms and conditions herein specified, Lessor hereby leases to Lessee, and

 Lessee hereby leases from Lessor, the premises (the "Premises"), to wit,

 the "R&D Building," which is one of the buildings located on the land described in Schedule A attached hereto and made a part hereof (such land, without regard to any buildings or improvements thereon, being referred to as the "Land"), said R&D Building being the multiple-story building designed for use as a research and development facility which is located on the Land as of the date of the execution of this Lease in the location designated as "R&D Bldg." on the "Parking Sketch"

 hereinafter referred to.

          (b)  Current Lessee Parking.  Appurtenant to the Lessee's

 rights in and to the Premises shall be the use of the following: (i)

 five hundred (500) parking spaces, for the parking of automobiles of those employed at or visiting the Premises, consisting of the following:

 (A)14 parking spaces located in the circle in front of the Premises, (B)

 30 spaces in parking area 5, (C) 158 spaces in parking area 4, (D) 74 spaces in the southeasterly portion of parking area 3 [being the 74 spaces in parking area 3 which are nearest to the Premises], and (E) 224 spaces in parking areas 6 and 7 [being all of the parking spaces in



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 parking area 6 and the easternmost 57 spaces in parking area 7 (all of the foregoing spaces being collectively referred to as "Existing Lessee

 Parking"), all as so designated on the date hereof and as shown on the

 "PARKING SKETCH" attached hereto as Schedule B and made a part hereof and; (ii) the use, subject to the Lessor's security standards and procedures as same may be established from time to time in accordance with the terms of paragraph 32 (Exterior Security) herein, of the streets and roads located on the Land from time to time, in common with the Lessor and others to whom the Lessor may grant similar rights of use in connection with the use of some portion of the Land and/or improvement(s) now or hereafter located thereon, or in connection with the use of property other than the Land and/or improvement(s) now or hereafter located on such other property, or in connection with the use of both the Land and/or improvements and other property and/or improvements.  The Premises are leased to Lessee in their present condition without representation or warranty by Lessor and subject to all applicable "Legal Requirements" (as such term is defined in paragraph 7(b)(E)) now or hereafter in effect.  Lessee has examined the

 Premises and has found all of the same satisfactory for all purposes.

          (c)  Additional Lessee Parking.   The Lessor agrees that,

 should the Five Hundred (500) parking spaces, provided to Lessee as of the date hereof, prove inadequate for the Lessee's needs during the Term

 (as defined herein) of this Lease, the Lessee may, from time to time,

 but not more often than annually during the Term, provide Lessor with a notice specifying Lessee's reasonable additional parking requirements,

 giving due consideration for Lessee's then existing, and then anticipated future, employee and visitor parking needs ("Additional

 Parking Needs").  Upon receipt of such notice, Lessor shall provide

 Lessee with the use of such additional parking spaces as shall then exist upon the Land and which are not dedicated to, or reasonably reserved by Lessor for, the use of another existing or future lessee or tenant of Lessor (herein referred to as "Available



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



 Parking"), up to the amount of Lessee's reasonable Additional Parking

 Needs.  In the event the then existing Available Parking should be inadequate to satisfy Lessee's then existing Additional Parking Needs,

 the Lessor shall, at the reasonable request of, and at the sole expense of, the Lessee (which shall include the cost of municipal applications and permits, construction costs and the costs of financing the construction of such additional parking spaces), construct such number of new parking spaces (the "New Parking Spaces") as shall, together with the then Available Parking, be required to satisfy Lessee's reasonable

 Additional Parking Needs.  Notwithstanding anything to the contrary set forth herein, the Lessor shall, in no event, be required to provide

 Lessee with more than Four Hundred Fifty (450) New Parking Spaces, in the aggregate, or more than Nine Hundred Fifty (950) Parking Spaces, in the aggregate, including all Existing Lessee Parking, and any Available

 Parking Spaces and New Parking Spaces which may, from time to time, be provided to Lessee hereunder. Any Available Parking Spaces and any New

 Parking Spaces which may be provided to Lessee hereunder shall be located on portions of the Land selected by the Lessor, in Lessor's sole, but reasonable, discretion, but shall be reasonably convenient to the Premises.  Lessee's use of all such Available Parking and New

 Parking Spaces as shall be provided to Lessee under the terms of this paragraph, shall be subject to all other terms and conditions of this

 Lease. Notwithstanding anything to the contrary stated herein, this subparagraph (c) shall impose no obligation to construct any New Parking

 Spaces (A) on any Mortgagee, mortgagee in possession or a party deriving title through the foreclosure of a mortgage or by a deed in lieu of foreclosure, or (B) upon Lessor, in the event the construction or creation of such New Parking Spaces shall not be reasonably feasible.

          (d)  Lessee's Obligation To Contribute to Costs of New Parking

 Spaces.  Lessee acknowledges and agrees that, in the event Lessor shall,

 at any time during the Term hereof, (i) provide Lessee with the use of

 Fifty (50), or more, Available Parking



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 Spaces (whether singly or in the aggregate), and (ii) thereafter construct or establish, either singly or in the aggregate, Fifty (50),

 or more, New Parking Spaces (which are not in existence as of the date

 Landlord provides Lessee with such Available Parking Spaces) at any location on the Land, whether at the request of, or for the use of,

 Lessee, or at the request of, or for the use of, any other tenant of

 Lessor, then, in consideration for the increase in Lessee's parking spaces pursuant to the terms of subparagraph (c) above, Lessee shall,

 upon the construction or establishment of the first Fifty (50) of such

 New Parking Spaces, reimburse Lessor, within ten (10) days of demand therefor, for the costs of establishing or constructing the first Fifty

 (50) of such New Parking Spaces, such costs to include the cost of municipal applications and permits, construction costs and the costs of financing construction of the first Fifty (50) of such New Parking

 Spaces.  Lessee's obligation under the preceding sentence shall be deemed to be "additional rent" and, in the event of the non-payment of such sum, Lessor shall have all rights and remedies which are generally available to Lessor hereunder in the event of non-payment of rent.

               (e)  NO LESSOR REPRESENTATIONS.  LESSOR MAKES NO WARRANTY

 OR REPRESENTATION, EXPRESS OR IMPLIED OR OTHERWISE, WITH

 RESPECT TO THE DESIGN, MERCHANTABILITY FITNESS FOR USE FOR ANY

 PARTICULAR PURPOSE, CONDITION, OR DURABILITY OF THE PREMISES, OR

 AS TO THE QUALITY OF THE MATERIAL OR WORKMANSHIP THEREIN, OR

 OTHERWISE, IT BEING AGREED THAT ALL RISKS INCIDENT THERETO ARE TO

 BE BORNE BY LESSEE. IN THE EVENT OF ANY DEFECT OR DEFICIENCY OF

 ANY NATURE IN THE PREMISES OR ANY FIXTURE OR OTHER ITEM

 CONSTITUTING A PORTION THEREOF, WHETHER PATENT OR LATENT,

 LESSOR SHALL HAVE NO RESPONSIBILITY OR LIABILITY WITH RESPECT

 THERETO.  THE PROVISIONS OF THIS PARAGRAPH

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



 l (e) HAVE BEEN NEGOTIATED AND ARE INTENDED TO BE A COMPLETE

 EXCLUSION AND NEGATION OF ANY WARRANTIES BY LESSOR, EXPRESS OR

IMPLIED, WITH RESPECT TO THE PREMISES OR TITLE THERETO OR ANY

 FIXTURE OR OTHER ITEM CONSTITUTING A PORTION THEREOF, WHETHER

 ARISING PURSUANT TO THE UNIFORM COMMERCIAL CODE OR ANY OTHER

 LAW NOW OR HEREAFTER IN EFFECT OR OTHERWISE.

         2.  Use.

             (a)  Lessee may use the Premises for administrative

 offices and  research and development uses, which (i) do not involve research on mammals (other than rodents), and (ii) do not constitute a public or private nuisance.

             (b)    In addition, Lessee may use the Premises for any

 other use which may, from time to time, be permitted under then applicable Legal Requirements (including zoning laws, rules, regulations and codes), and for no other use or purpose whatsoever; provided,

 however, that no use shall be made of the Premises, at any time during the Term hereof, which:

           (i) involves research on mammals (other than rodents),

          (ii) would constitute a public or private nuisance,

         (iii) would result in the discharge of objectionable fumes,

 vapors or odors which can be perceived by other lessees or occupants of the Land or Park,

          (iv) would result in the generation of a level of traffic on the

 Park roadways and in the Park parking areas during normal business hours, by motor vehicles having more than two (2) axles and which would be unreasonably disruptive of the use and enjoyment, by other lessees of the Park, of such lessee's demised premises,

           (v) would result in the generation of a level of noise, or other sound, which as measured from the premises leased to any lessees of other premises in the Park, would



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 be unreasonably disruptive of the use and enjoyment, by such other lessees, of such lessee's demised premises, or

          (vi) would result in any additions or alterations to the

 external appearance of the Premises (including external signage) which are not substantially architecturally equivalent with (A) the architectural styles of any other buildings then existing and occupied upon the Land, or (B) any other architectural style which may then be found in other developments in the State of Connecticut which are similar to the Park.

          Disputes under this subparagraph 2(b) shall be resolved pursuant to the Expedited Arbitration provisions set forth in subparagraph 50 (b)

 (Expedited Arbitration) herein.

          3.  Term.  The term ("Term") of this Lease commenced on

 December 17, 1985, and shall expire on the date which is twenty (20)

 years, minus one day, after the Effective Date hereof (as such term is defined in Paragraph 40 herein), unless earlier terminated in accordance with any other provision hereof.

          4.  Rent.

              (a)  Fixed Rent. (i)  Payment Schedule.   The rent (the

 "Fixed Rent") for the Premises during the Term of this Lease shall be payable in accordance with the following chart:



          PERIOD                                        FIXED RENT
      ------------                                        ------------------
  (i)  From December 17, 1985 through   $3,060,000.00 per annum
       December 16, 1990:                        ($255,000.00 per month)

 (ii)  From December 17, 1990 through    $3,672,000.00 per annum
       December 16, 1995:                        ($306,000.00 per month)



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



(iii)  From December 17, 1995                    $4,406,400 per annum
       through the day immediately               ($367,200.00 per month)
       preceding the "Effective Date"
       of this Second Amended and
       Restated Lease (as such term is
       defined in Paragraph 40 herein):

 (iv)  From Effective Date through date        $3,678,798.00 per annum
       which is 5 years, minus one day,          ($306,566.50 per month)
       after the Effective Date:

  (v)  From date which is five (5) years         $3,545,230.00 per annum
       after Effective Date through date         ($295,435.83 per month)
       which is ten (10) years, minus one
       day, after the Effective Date:

 (vi)  From date which is ten (10) years      $3,818,231.00 per annum
       after the Effective Date through          ($318,185.91 per month)
       date which is fifteen (15) years,
       minus one day, after the Effective
       Date:
(vii)  From date which is fifteen (15) years     $4,219,892.00 per annum
       after the Effective Date through date     ($351,657.66 per month).
       which is twenty (20) years, minus one
       day, after the Effective Date:

          (ii)  Fixed Rent Rebate.  (A)  Notwithstanding anything to the contrary contained in this Lease, in the event the Effective Date of this Second Amended and Restated Lease shall not have occurred by

 September 1, 1997, then, in the event the Effective Date shall subsequently occur (without either Lessor or Lessee having exercised any right to terminate this Second Amended and Restated Lease by reason of the non-occurrence of said Effective Date prior to the Outside Date (as defined in Paragraph 40 (b) herein)), upon the occurrence of the

 Effective Date hereunder Lessor shall rebate to Lessee, in the time and manner specified in (B) below, that portion of the fixed rent payable by

 Lessee under the First Amended and Restated Lease for the period commencing  September 1, 1997 and expiring upon the earlier of the

 Outside Date or the Effective Date hereunder (the "Rebate Period"), to the extent the fixed rent payments under the First



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



 Amended and Restated Lease are in excess of the Fixed Rent which would have been payable under this Second Amended and Restated Lease Agreement during such Rebate Period had the Effective Date hereunder occurred on

 September 1, 1997.

              (B)  Any rebate of Fixed Rent required to be paid by

 Lessor to Lessee under (A) above shall be paid at the rate of $29,166.66 per month, commencing with the Effective Date hereunder and continuing monthly until all amounts owed by Lessor to Lessee under (A) shall have been paid in full, provided, however, that, in the event of an Event of

 Default hereunder Lessor shall have no further obligation to pay Lessee any such amounts otherwise due under (A) above.

          (iii)   All Fixed Rent is to be paid in immediately

 available funds, in lawful money of the United States, in equal installments, payable monthly in advance for each month or portion thereof, commencing on the Effective Date hereof and thereafter on the same day of each succeeding month throughout the Term, at the address of

 Lessor specified for the giving of notices to Lessor herein or at such other address or to such other person as Lessor from  time to time may designate.

              (b)  Additional Rent; Late Interest.  All amounts which

 Lessee is required to pay pursuant to this Lease howsoever denominated

 (other than Fixed Rent and amounts payable as liquidated damages pursuant to paragraph 16), together with every fine, penalty, interest and cost which may be added for nonpayment or late payment thereof,

 shall constitute "additional rent".  If Lessee shall fail to pay any such additional rent when the same shall become due, Lessor shall have all rights, powers and remedies with respect thereto as are provided herein or by law in the case of nonpayment of any Fixed Rent and shall have the right to pay the same on behalf of Lessee as expressly provided herein.  The receipt or acceptance by Lessor of Fixed Rent and/or additional rent with knowledge of any breach by Lessee of any term,

 agreement, covenant, condition or



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 obligation of this Lease shall not be deemed a waiver of such breach.

 Lessee shall pay to Lessor interest at the rate of the greater of (i)

 16% per annum (computed on a 30/360 day basis), or (ii) 2% in excess of the rate set forth in the Eastern Edition of The Wall Street Journal

 ("WSJ"), in the section entitled "MONEY RATES," inserted in the blank in the line reading substantially as follows:  'PRIME RATE:  [  ] The base rate on corporate loans posted by at least 75% of the nation's 30 largest banks" (herein referred to as the "WSJ Prime Rate") (each change in such rate to be effective as of the effective date of such change and computed on an actual/360-day basis) [but in no event shall such rate of interest exceed the maximum rate allowed under applicable law] on all overdue Fixed Rent from the due date thereof until paid, on all overdue additional rent paid by Lessor on behalf of Lessee from the date of payment by Lessor until repaid by Lessee, and on all other overdue amounts from the due date thereof until paid. Lessee shall perform all its obligations under this Lease at its sole cost and expense, and shall pay all Fixed Rent and additional rent when due, without notice or demand.  If the publication of the WSJ Prime Rate should be discontinued, or if the formulation of the WSJ Prime Rate should be revised, at any time during the Term hereof, then the WSJ Prime Rate, as revised, of  such other government, or banking industry, index or computation with which it is replaced, or which is based upon comparable information, shall be selected by Lessor (exercising reasonable discretion) in order to obtain substantially the same result as would be obtained if the WSJ Prime Rate had not been discontinued or revised.

 Lessee acknowledges and agrees that the foregoing late charge, required to be paid by Lessee in the event Lessee shall fail to pay Fixed Rent or additional rent when due hereunder, shall not be deemed to be a penalty,

 but shall be deemed to be adequate, but not excessive liquidated damages based upon the following considerations, which Lessor and Lessee agree would constitute damages to Lessor for any late payment of Fixed Rent or additional rent by Lessee



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



 hereunder, but which damages are difficult to quantify, to wit: (a)

 Lessor's inability to pay debt service to its Mortgagee, real property taxes and assessments, and other costs incident in owning and operating the Premises, Land and Power Plant; and (b) any other costs which

 Landlord may incur by reason of Lessee's late payment. Nothing contained herein shall be construed as permitting Lessor to charge or receive interest in excess of the maximum rate then allowed by law.  Any interest required to be paid by Lessee hereunder which is in excess of the maximum legal rate of interest shall be credited against Fixed Rent or additional rent next due hereunder, or if there is no remaining Fixed

 Rent or additional rent due hereunder, shall be refunded to Lessee.

               (c)  Rent Restrictions.  If the Fixed Rent or any

 Additional Rent shall be or become uncollectible, reduced or required to be refunded by virtue of any law, governmental order or regulation or direction of any public officer or body pursuant to law in the nature of a rent freeze or rent restriction, Lessee shall enter into such agreement(s) and take such other action (without additional expense to

 Lessor) as Lessor may reasonably request and as may be legally permissible, to permit Lessor to collect the maximum Fixed Rent and additional rent which may from time to time during the continuance of such legal rent restriction be legally permissible, provided that in no event shall the amount payable by Lessee as restricted rent exceed the

 Fixed Rent and additional rent which would otherwise have been payable hereunder in the absence of such rent restriction.  Upon any termination of such a rent restriction prior to the Expiration Date, (a) the Fixed

 Rent and additional rent shall become and thereafter be payable under this Lease in the amount of the Fixed Rent and additional rent set forth in this Lease for the period following such termination, and (b) Lessee shall pay to Lessor, to the maximum extent legally permissible, an amount equal to (i) the Fixed Rent and additional rent which would have been payable pursuant to this Lease during the period such rent restriction was in effect with respect to



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



 this Lease, but for such legal rent restriction, less (ii) the Fixed

 Rent and additional rent paid by Lessee during the period that such legal rent restriction was in effect.

              (d)    No Accord and Satisfaction.  No payment by Lessee

 or receipt by Lessor of a lesser amount than the Fixed Rent or additional rent due hereunder shall be deemed to be other than a payment on account, nor shall any endorsement or statement on any check or any letter accompanying any check or payment be deemed to effect or evidence an accord and satisfaction, and Lessor may accept such check or payment without prejudice to Lessor's right to recover the balance or pursue any other remedy in this Lease or at law or equity.  Lessee waives Lessee's rights, if any, to designate the items against which any payments made by Lessee are to be credited, and Lessee agrees that Lessor may apply any payments made by Lessee to any amounts then due hereunder by Lessee,

 as Lessor sees fit, irrespective of and notwithstanding any designation or request by Lessee as to the items against which any such payments shall be credited.

           5.  Net Lease; Non-Terminability.

               (a)  This Lease is a net lease, and, any present or future law to the contrary notwithstanding, Lessee shall not be entitled to any abatement or reduction (except as otherwise expressly provided in paragraphs 12 (Condemnation, Casualty and Temporary Requisition) or

 paragraph 30 (Utilities)), setoff, counterclaim, defense or deduction with respect to any Fixed Rent, additional rent or other sum payable hereunder, nor, except as otherwise expressly provided herein, shall the obligations of Lessee hereunder be affected, by reason of: any damage to or destruction of the Premises; any taking of the Premises or any part thereof by condemnation or otherwise; any prohibition, limitation,

 restriction or prevention of Lessee's use, occupancy or enjoyment of the

 Premises, or any interference with such use, occupancy or enjoyment by any person other



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 than Lessor, or Lessor's partners, employees, officers or agents; any assignment or transfer in whole or in part of Lessor's or Lessee's interest under this Lease; any matter affecting title to the Premises or any eviction by paramount title or otherwise, excluding any claim made by any person by, through or under Lessor; any default by Lessor hereunder or under any other agreement; any proceeding relating to

 Lessor; the impossibility or illegality of performance by Lessor, Lessee or both; any bankruptcy of Lessor or anyone claiming under Lessor;

 foreclosure or any other enforcement procedure by any Mortgagee of all or any portion of the Premises; any action of any governmental authority; Lessee's acquisition or ownership, subsequent to the date hereof, of part of the Premises; or any other cause, whether similar or dissimilar to the foregoing, or foreseen or unforeseen, any present or future law to the contrary notwithstanding and whether or not Lessor or

 Lessee shall have notice or knowledge of any of the foregoing.  The parties to this Lease intend that the obligations of Lessee hereunder shall be separate and independent covenants and agreements and shall continue unaffected unless such obligations shall have been modified or terminated pursuant to an express provision of this Lease.

               (b)  Lessee shall remain obligated under this Lease in

 accordance with its terms and shall not take any action to terminate,

 rescind or avoid this Lease, notwithstanding any bankruptcy, insolvency,

 reorganization, liquidation, dissolution or other proceeding affecting

 Lessor, or any assignee of Lessor, or any action with respect to this

 Lease which may be taken by any trustee, receiver or liquidator or by any court. Lessee hereby waives all rights (i) to terminate this Lease

 (except as expressly provided herein under paragraph 12 (Condemnation,

 Casualty and Temporary Requisition)), (ii) to surrender this Lease, or

 (iii) except as otherwise expressly provided herein, to any abatement or deferment of Fixed Rent, additional rent or other sums payable hereunder.  Lessee shall remain obligated under this Lease in accordance with its terms and Lessee
 hereby waives all rights now or hereafter conferred by statute or otherwise to modify or to avoid strict compliance with this Lease.

 Notwithstanding any such statute or otherwise, Lessee shall be bound by all the terms and provisions contained in this Lease.

           6.  Representations.

               (a)  Lessee's Representations. Lessee represents to

 Lessor, as of the date of this Lease in order to induce the Lessor to amend and restate this Lease as provided herein and to lease the

 Premises upon the terms and conditions contained in this Lease, that (i)

 Lessee has all requisite corporate power and authority to enter into this Lease and to consummate the transactions contemplated hereby; (ii)

 the execution and delivery of this Lease and the consummation by Lessee of the transactions contemplated hereby have been duly authorized by all necessary corporate action on the part of Lessee; (iii) this Lease has been duly executed and delivered by Lessee and constitutes a valid and binding obligation of Lessee enforceable in accordance with its terms,

 except as enforcement may be limited by bankruptcy, insolvency or other similar laws affecting the enforcement of creditors' rights generally;

 and (iv) no consent, approval, order or authorization of, or registration, declaration or filing with, any court or governmental authority or instrumentality, domestic or foreign, is required by or with respect to Lessee in connection with the execution and delivery of this Lease by the Lessee or the consummation by Lessee of the transactions contemplated hereby.

               (b)  Lessor's Representations. Lessor represents to Lessee as of the date of this Lease, in order to induce the Lessee to amend and restate this Lease and to lease the Premises upon the terms and conditions contained in this Lease, that (i) Lessor has all requisite partnership power and authority to enter into this Lease and to consummate the transactions contemplated hereby; (ii) the execution and delivery of this Lease and the consummation by Lessor of the transactions contemplated hereby have been duly authorized by all necessary partnership action on the part of the partners of Lessor; (iii) this Lease has been duly executed and delivered by Lessor and, subject to satisfaction of the conditions stated in Paragraph 40 (a) herein, constitutes a valid and binding obligation of Lessor enforceable in accordance with its terms, except as enforcement may be limited by bankruptcy, insolvency or other similar laws affecting the enforcement of creditors' rights generally; and (iv)

 other than the satisfaction of the conditions stated in Paragraph 40 (a)

 herein, no consent, approval, order or authorization of, or registration, declaration or filing with, any court or governmental authority or instrumentality, domestic or foreign, is required by or with respect to Lessor in connection with the execution and delivery of this Lease by the Lessor or the consummation by Lessor of the transactions contemplated hereby.

           7.  Taxes and Assessments; Compliance with Law.

               (a)  Lessee shall pay:

                    (i) all taxes, assessments, levies, fees, water and sewer

 rents and charges imposed, levied or assessed against the Premises or any use thereof,

                    (ii) real estate taxes on the Land and the "Power Plant"

 (as hereinafter defined), but only to the extent and on the terms provided in (b) of this paragraph 7),

                    (iii) all other governmental charges, general and special,

 ordinary and extraordinary, foreseen and unforeseen, which are, at any time prior to or during the Term hereof, imposed or levied upon or assessed against (A) the Premises or (B) this Lease and the leasehold estate hereby created or which arises in respect of the operation,

 possession or use of the Premises;

                    (iv) all gross receipts or similar taxes imposed on Lessor or levied upon, assessed against or measured by any Fixed Rent, additional rent or other sum payable hereunder;

                    (v) all sales, value added, use and similar taxes imposed

 on Lessor at any time levied, assessed or payable on account of the acquisition (by Lessee), leasing or use of the Premises;

                    (vi) all charges for utilities communication and all

 other services rendered or used in, on or about the Premises and all taxes, assessments, liens and fees imposed upon any of the foregoing;

 and

                    (vii) payments in lieu of each of the foregoing.

                    Notwithstanding the foregoing, Lessee shall not be

 required to pay any franchise, estate, inheritance, transfer, income or similar tax of Lessor, or successors in interest of Lessor or partners of successors in interest of Lessor (other than any tax referred to in clauses (iv) and (v) above), unless such tax is imposed, levied or assessed in substitution for any other tax, assessment, charge or levy which Lessee is required to pay pursuant to this paragraph 7(a);

 Provided, however, that if, at any time during the term of this Lease,

 the method of income taxation shall be such that there shall be levied,

 assessed or imposed on Lessor a capital levy or other income tax

 (however designated) directly on the rents received therefrom, or upon the value of the Premises or any present or future improvement or improvements on the Premises, then all such taxes, assessments, levies or charges, or the part thereof so measured or based, shall be payable by Lessee, but only as if the Premises were the only property of Lessor,

 and Lessee shall pay and discharge the same as herein provided, or, if,

 by law, Lessor must make payment of any such item(s), Lessee shall promptly reimburse Lessor, as additional rent, for same.  Lessee shall furnish to Lessor, promptly after demand therefor, proof of payment of all items referred to above
 which are payable by Lessee.  If any such assessment may legally be paid in installments, Lessee may pay such assessment in installments,

 together with all interest due by reason of the payment of such assessment in installments.  Whenever part of a fiscal period of any tax or assessment payable hereunder by Lessee is included within the Term of this Lease, and a part thereof is included in a period of time after the termination of this Lease, the amount of any tax or assessment relating to such fiscal period shall be adjusted between Lessor and Lessee, upon the termination of this Lease, so that Lessee shall bear only its proportionate share of the cost thereof.  In like manner, Lessee shall bear its proportionate share of any tax or assessment paid by Lessor prior to the commencement date hereof, if part of the fiscal period of such tax or assessment is included within the Term of this Lease.

 Subject to the terms of Paragraph 15 (Permitted Contests), Lessee shall pay all taxes, assessments, charges and other payment obligations referred to in this subparagraph 7 prior to delinquency; provided that if the statement or bill for any such tax, assessment, charge or obligations should be delivered or issued solely to Lessor in the first instance (with Lessee having no independent knowledge of the issuance of such tax, assessment, charge or obligation), then Lessee shall not be deemed to be in default hereunder, unless Lessee shall fail to pay such tax, assessment, change or other obligation within the later of (i) the last date such item may be paid without incurring any interest or penalty thereon, or (ii) ten (10) days after Lessor provides Lessee with a notice of such tax, charge, assessment or obligation, together with a statement of Lessee's share thereof.

           If, at any time hereafter the Land or the Power Plant shall be affected by any public improvement assessment or assessments, which are,

 or may, become payable in future installments, the Lessee shall share in the payment of such installment (including interest on the remaining balance of the assessments which may become due during the Term of this

 Lease, to the extent such installments relate to periods within the Term of this

 Lease.  Notwithstanding the foregoing, Lessee shall only be required to share in the payment of interest on such installment if such interest is due solely as a result of such tax or assessment liability being made payable in installments; but not, in any case, due to Lessor's failure to pay such installments to the appropriate taxing authority prior to delinquency unless Lessee has failed to pay its share of such installment to Lessor within the time and manner required hereunder. The

 Lessee shall share in such an assessment in the proportion that the gross square footage of buildings on all or such portion of the Land, as is encumbered by such assessment, bears to the gross square footage of the area of the Premises.  Notwithstanding the foregoing, Lessee shall not be required to pay any portion of any assessments levied against the

 Land which are solely intended to pay for a public improvement solely benefiting (x) the administration building located on the Land (being the building designated as "Admin." on the Parking Sketch and referred to herein as the "Administration Building") and/or (y) the conference center located on the Land (being the building designated as "CONF." on the Parking Sketch and referred to herein as the "Conference Center");

 provided such public improvement provides no benefit for either the

 Premises, or the Land, or the non-building improvements on the Land,

 independent of the Administration Building and/or Conference Center, as

 reasonably determined by Lessor.

                  (b) (A) [intentionally omitted]

                        (B)  With respect to the taxes on the Land and the

 Power Plant paid by or due from Lessor to the Towns of Middlebury, Oxford and Southbury for the period of July 1, 1997 until December 31, 1997, on the

 Effective Date Lessee shall pay to Lessor the amount by which the sum of the following exceeds the amount paid by Lessee towards that portion of such taxes applicable to the period from September 1, 1997 until

 December 31, 1997, pursuant to the First Amended and Restated Lease:

                    (i) [intentionally omitted]

                    (ii)     the "Parking Percentage" (as hereinafter defined)

  of the portion of said taxes which is attributable to the Land and the non-

 building improvements on the Land; and

                    (iii)  the "Area Percentage" (as hereinafter defined)

 of the portion of said taxes which is attributable to the Power Plant;

 and

                    (iv)  one hundred percent (100%) of the portion of

 said taxes which is attributable to the Premises.

                    (B)   On the twentieth (20th) day of  January and

 July of 1998, and on the twentieth (20th) day of each January and July thereafter, throughout the Term of this Lease, the Lessee shall pay to the Lessor:

                    (i)  the Parking Percentage of the taxes on the Land

 which, to avoid penalties and/or interest thereon, must be paid by the

 Lessor, on or prior to the "Tax Due Date" (to wit, the first day of the following month) and which are attributable to the Land and the non-

 building improvements on the Land;

                    (ii)  the Area Percentage of the taxes on the Power

 Plant which, to avoid penalties and/or interest thereon, must be paid by the Lessor on or before the Tax Due Date and which are attributable to the Power Plant; and

                    (iii)  one hundred percent (100%) of the taxes on the

 Premises which, to avoid penalties and/or interest thereon, must be paid by the Lessor on or before the Tax Due Date and which are attributable to the Premises.

               (C)  The foregoing procedure for the payment of taxes by

 the Lessee to the Lessor is based on the current timing for the payment of municipal taxes in the three (3) Towns in which the Land, Power Plant and Premises are located (July and January, one-half each, in all three

 Towns).  Should any change occur in a due date for municipal taxes in any of the subject towns, the Lessee and the Lessor shall change the above procedure to accomplish the intent that the Lessee pay to the

 Lessor, twelve (12) days before taxes with respect to any part of the

 Land, Power Plant and Premises would, if not paid, become delinquent,

 the stated percentages of the taxes which the Lessor shall be obligated to pay twelve (12) days later.

               (D)  As used herein:

               (i)  "Parking Percentage" ("PP" in the formula below)

 means the percentage determined by the following formula:

               PP = A/B, where A equals the number of automobile parking

 spaces (including Existing Lessee Parking, Available Parking and New

 Parking Spaces) allocated, from time to time hereunder, to the Premises,

 and where B is the total number of the automobile parking spaces then located on the Land; and

               (ii)  "Area Percentage" ("AP" in the formula below) means

 the percentage determined by the following formula:

               AP = C/D, where C equals the number of gross square feet

 of floor area in the Premises, and where D equals the total gross square footage of all completed buildings, except the Power Plant, located on the Land at that time and which are connected to the Power Plant,

 regardless of whether or not any of said building(s) actually receives,

 or only has potential to receive, services from the Power Plant.

 (Notwithstanding the foregoing, for purposes of calculating the Area

 Percentage formula, "D" (i.e. the denominator in such formula) shall, at all times during the Term hereof, include the gross square footage presently allocated to the Administration Building (e.g. 236,265 gross square feet), even if the Administration Building should no longer exist.  However, for purposes of this formula, "D" shall be increased by the amount of any gross square footage added to the Premises after the date hereof and "D" may be decreased by the gross square footage of the Conference Center (e.g. 56,560 gross square feet) in the event and at such time as the Conference Center may no longer exist.)

           The parties agree that, as of the date of this Lease, (a) the

 Parking Percentage is Forty-Eight Percent (48%), based upon the Premises being allocated 500 automobile parking spaces out of a total of 1,041 parking spaces located on the Land, (b) the Area Percentage is Fifty-Two

 Percent (52%), based upon the Premises containing 318,704 gross square feet and all completed buildings, except the Power Plant, located on the

 Land containing a total of 611,529 gross square feet, and (c) and for purposes of determining the Parking Percentage and Area Percentage, the

 Conference Center contains 56,560 gross square feet of space and the

 Administration Building contains 236,265 gross square feet of space.

               (E)  Legal Requirements and Contracts.  Lessee shall

 comply with and cause the Premises to comply with:

                    (i)  all agreements to which Lessee is a party and

     all laws, statutes, codes, ordinances, orders, judgments, decrees,

     injunctions, rules, governmental rules or regulations, including but not limited to all zoning, building codes, fire, safety and health codes, permits, licenses, authorizations, directions and

     requirements of all governments, including, without limitation, all departments, commissions, boards, courts, authorities, agencies,

     officials and officers thereof, and all provisions of the Americans with Disabilities Act (42 U.S.C. <section>12,101) et seq., now in force or which may be enacted or promulgated in the future and all orders, rules and regulations of the Connecticut Board of Fire

     Underwriters or any similar body, foreseen or unforeseen, ordinary or extraordinary, or arising from any restrictions or agreements of record (as of the date of Lessee's execution of this Lease), or otherwise, including but not limited to any or all of the foregoing which
     may require structural, unforeseen or extraordinary changes to the

     Premises, which now or at any time hereafter may be applicable to

     (1) the Lessee as the tenant, lessee or occupant of the Premises,

     (2) the Premises or any part thereof, (3) any of the sidewalks located within the Appurtenant Areas (as such term is defined in paragraph 10 herein), transformer or basement vaults and transformer or basement vault space, if any, or streets or ways, if any located within Appurtenant Areas, but excluding any underground pedestrian tunnels, or (4) any use or condition of the Premises or any part thereof  (all of the foregoing, together with "Environmental Laws"

     (as defined in paragraph 7 (b) (G) below) being referred to as

     "Legal Requirements"), and

                    (ii)  all material contracts (including all insurance

     policies required to be maintained by Lessee hereunder), agreements,

     covenants, conditions and restrictions applicable to the Premises or the ownership, occupancy or use thereof, existing as of the date of the Original Lease, or which may have been subsequently entered into, or assumed, by Lessee (singly a "Contract", collectively, the

     "Contracts").  Notwithstanding the foregoing, if any notice of non-

     compliance of any Legal Requirement or Contract should be delivered or issued solely to Lessor in the first instance (with Lessee having no independent knowledge of the issuance of such notice of non-

     compliance), then Lessee shall not be considered to be in default hereunder unless Lessee shall remedy such non-compliance within ten

     (10) days after Lessor provides Lessee with notice of such non-

     compliance.

               (F)  Lessee will obtain and keep in full force and effect,

 or cause to be obtained and kept in full force and effect, whatever governmental or regulatory approvals, consents, authorizations and/or licenses, if any, which now or at any time hereafter may be required or applicable with respect to (1) the Lessee as the tenant, lessee or occupant of the Premises, (2) the Premises or any part thereof, (3)

 any of the sidewalks located within the Appurtenant Areas (as such term is defined in paragraph 10 herein), transformer or basement vaults and transformer or basement vault space, if any, or streets or ways, if any located within Appurtenant Areas, but excluding any underground pedestrian tunnels, or (4) any use or condition of the Premises or any part thereof. Lessee will not do, or permit any parent, affiliate,

 subsidiary or sublessee, or any officer, director, employee, agent or invitee of any of the foregoing, to do any act or thing which materially impairs the market value of the Premises, or which would, in all likelihood, be adjudicated a public nuisance.

               (G)  Environmental Laws.  (i) Lessee, during the Term of

 this Lease, shall be responsible for Lessee's complying, and Lessee's

 Contractors' (as defined below) complying, with all laws, ordinances,

 rules, regulations, orders and judgments relating to the protection of the environment, including, without limitation, the Clean Air Act, the

 Clean Water Act, the Safe Drinking Water Act, the Toxic Substances

 Control Act, the Resource Conservation and Recovery Act, as amended by the Hazardous and Solid Waste Amendments of 1984, and CERCLA, as amended by the Superfund Amendments and Reauthorization Act of 1986, 42 U.S.C.

 <section><section>9601-9657 (the "Super Fund" Act), the Hazardous

 Materials Transportation Act of 1975, 49 U.S.C. <section>1801-1812, the

 Solid Waste Disposal Act, as amended by the Resource Conservation and

 Recovery Act (42 U.S.C. <section>6901 et seq.), the Federal Insecticide,

 Fungicide and Rodenticide Act, 7 U.S.C. <section><section>136 et seq.

 ("FIFRA"), the Federal Water Pollution Control Act (33 U.S.C. 1251 et

 seq.) ("FWPCA") and Connecticut General Statutes 22a-114 et seq., 22a-

 134 et seq. and 22a-451 et seq., including any amendments or extensions thereof and all future similar statutes, laws, rules, regulations and directives and any rules, regulations, standards or guidelines issued pursuant to any of the foregoing, insofar as any such law, ordinance, rule, regulation, order or judgment applies to (A) Lessee's or Lessee's

 Contractors' business, activities, acts or omissions conducted on, about or from the Premises, or Land, or (B) Lessee's use and occupancy of the

 Premises, Appurtenant Areas and Land, under this Lease (all of the foregoing, being hereafter collectively referred to as "Environmental

 Laws").

               (ii)  Lessee, during the Term of this Lease, shall be

 responsible for the safe and proper generation, use, handling,

 treatment, transportation, shipment, storage and disposal, by the Lessee and/or Lessee's parent, affiliates, subsidiaries, assignees,

 contractors, vendors, sublessees, licensees, representatives, agents and employees, insofar as any of the foregoing are providing services or materials to Lessee or the Premises (hereinafter, collectively, called

 "Lessee's Contractors"), of all chemicals, oil, minerals, and toxic or hazardous materials, substances and waste and each and all substances or materials regulated pursuant to any Environmental Laws, including, but not limited to, any such substance, emission or material now defined as or deemed, under federal, state or common law, to be a regulated substance or regulated waste, hazardous substance, toxic substance,

 pesticide, explosives, radioactive materials, hazardous waste or any similar or like classification or categorization thereunder (any of the foregoing being hereinafter referred to as "Chemical Substances"), at any time in, on or about the Premises or Land, or transported to or from thereof, whether for disposal or otherwise, and for any spills,

 releases, discharges, leaks, emissions or releases of any Chemical

 Substance(s) by Lessee or any of Lessee's Contractors (a "Release"),

 into or upon the air, ground or surface or ground water, or the environment, and for any required clean-up, remediation, removal,

 corrective measures, neutralization or containment of any Releases of any Chemical Substances, and the monitoring thereof, including the monitoring of any remediation of any Release of any Chemical Substances,

 all at the Lessee's sole cost and expense.  Lessee agrees to notify

 Lessor, in writing, promptly upon Lessee receiving notice or actual knowledge thereof, should any Release of any quantity of any Chemical

 Substance(s) occur in or about the Premises, Appurtenant Areas or Land,

 if such Release is required to be reported to any governmental agency or authority under applicable Environmental Law.  On reasonable notice to the

 Lessee (so as to afford Lessee a reasonable  period to protect the confidentiality of Lessee's operations in the Premises), Lessor and Lessor's agents, representatives and contractors shall have the right, from time to time, to inspect the Premises to ascertain whether Lessee's and/or Lessee's

 Contractor's activities on, about and from the Premises and Land, and use and occupancy of the Premises and Land, are in compliance with this Lease and with all Legal Requirements and all Environmental Laws.

           8.  Liens.

               (a)  Lessee will promptly remove and discharge any charge,

 lien, security interest or encumbrance upon the Premises or upon any

 Fixed Rent, additional rent or other sum payable hereunder which arises for any reason, including, without limitation, all liens which arise out of the use, occupancy, construction, repair or rebuilding of the

 Premises, by Lessee or any other person or entity other than Lessor or any Lessor's Indemnitee (as such term is defined in paragraph 9 herein),

 or by reason of labor or materials furnished, or claimed to have been furnished, to Lessee or for the Premises (any of the foregoing being referred to as a "Lien"); provided, however, that Lessee shall have the right to contest Liens as provided in paragraph 15 (Permitted Contests)

 and Lessee shall not be required to remove or discharge any Lien if (i)

 payment therefor is not yet due, or (ii) such Lien arises solely as a result of the action or inaction of Lessor or any Lessor's Indemnitee.

               (b)  NOTICE IS HEREBY GIVEN THAT LESSOR IS NOT AND SHALL

 NOT BE LIABLE FOR ANY LABOR, SERVICES OR MATERIALS FURNISHED OR
TO BE

 FURNISHED TO LESSEE, OR TO ANYONE HOLDING THE

PREMISES OR ANY PART THEREOF THROUGH OR UNDER LESSEE, AND THAT

NO MECHANIC'S OR OTHER LIENS FOR ANY SUCH LABOR, SERVICES OR

MATERIALS SHALL ATTACH TO OR AFFECT THE INTEREST OF LESSOR IN AND

TO THE PREMISES.

           9.  Indemnification.

               (a)  By Lessee.  Subject to the terms of subparagraph (c)

 below, Lessee shall pay, protect, indemnify and save harmless Lessor and any partner, officer, agent, employee, director or shareholder of

 Lessor, and any partner, officer, agent, employee, director or shareholder of any partner or assignee of Lessor (collectively,

 "Lessor's Indemnitees"), from and against, and shall defend all actions against any such person, or entity, with respect to, any and all liabilities, losses, damages, costs, expenses (including reasonable attorneys' fees and expenses), causes of action, suits, claims, demands or judgments of any nature whatsoever, suffered or incurred by any

 Lessor Indemnitee and arising from (i) any injury to or death of any person(s), or damage to or loss of property or any other thing occurring on or in the Premises, Lessee's Parking Spaces, or (with respect to

 Lessee and Lessee's employees and visitors) upon any of the Appurtenant

 Areas), or in any manner growing out of or resulting from or connected with the use, nonuse, condition or occupancy of the Premises, Lessee's

 Parking Spaces and the Appurtenant Areas, (ii) any injury to or death of any person(s), or damage to or loss of property or any other thing occurring on or in the Land, if caused by the negligence or misconduct of Lessee or any of Lessee's Contractors, licensees, sublessees,

 invitees or any person for whose conduct Lessee is responsible, (iii)

 violation of any condition or agreement of this Lease by Lessee, (iv)

 any act or omission of Lessee or its agents, any Lessee's Contractors,

 licensees, sublessees, invitees or any person for whose conduct Lessee is legally responsible, (v) violation by Lessee of any

 contract or agreement to which Lessee is a party, or (vi) violation by Lessee of any contract or agreement to which Lessee is a party, or (vi) violation by Lessee, any of Lessee's Contractors,

 licensees, sublessees, invitees or any person for whose conduct Lessee is legally responsible of any Legal Requirement affecting the Premises,

 the Land, or any part thereof, or the ownership, occupancy or use thereof, and (vi) any contest referred to in paragraph 15. The obligations of Lessee under this paragraph 9 (a) shall survive any expiration or termination of the Term of this Lease for all events described in this paragraph 9 (a) which occur prior to the expiration or termination of the Term of this Lease. In case any action shall be brought against Lessor, or any Lessor's Indemnitee entitled to the benefits of this paragraph in respect of which indemnity may be sought against Lessee, then Lessor or such affected Lessor's Indemnitee, shall promptly notify Lessee in writing and Lessee shall assume the defense thereof, including the employment of counsel and the payment of all expenses. Lessor or such  Lessor's Indemnitee shall have the right to employ separate counsel, at Lessor's or Lessor's Indemintee's expense,

 in any such action and participate in the defense thereof. Lessee shall not be liable for any settlement of any action without its consent, but,

 if any such action is settled with the consent of Lessee, or if there shall be final judgment for the plaintiff in any such action, Lessee agrees to defend, indemnify and hold harmless Lessor or such affected

 Lessor's Indemnitee from and against any loss or liability by reason of such settlement or judgment; provided Lessor or Lessor's Indemnitee shall have complied with the notice requirement set forth in this

 Paragraph 9 (a).

           (b)  By Lessor.  Subject to the terms of paragraph 23

 (Separability; Binding Effect), paragraph 43 (Exculpatory Clause) and subparagraph (c) below, Lessor shall pay, protect, indemnify and save harmless Lessee, and any officer, agent, employee, director or shareholder of Lessee (collectively, "Lessee's Indemnities"), from and against, and shall defend all actions against any such person, or entity, with respect to, any and all liabilities, losses, damages,

 costs, expenses (including reasonable attorneys' fees and expenses), causes of action, suits, claims, demands or judgments of any nature whatsoever, suffered or incurred by any Lessee Indemnitee which arises solely by reason of the gross negligence or willful misconduct of

 Lessor. Subject to the terms of paragraph 23 (Separability; Binding

 Effect) and paragraph 43 (Exculpatory Clause), the obligations of Lessor under this paragraph 9 (b) shall survive any expiration or termination of this Lease for all events described in this paragraph 9 (b) which occur prior to the expiration or termination of the Term of this Lease.

 In case any action shall be brought against Lessee, or any Lessee's

 Indemnitee entitled to the benefits of this paragraph 9 (b) in respect of which indemnity may be sought against Lessor, then Lessee or such affected Lessee's Indemnitee, shall promptly notify Lessor in writing and Lessor shall assume the defense thereof, including the employment of counsel and the payment of all expenses. Lessee or such Lessee's

 Indemnitee shall have the right to employ separate counsel, at Lessee's or Lessee's Indemnitee's expense, in any such action and participate in the defense thereof. Lessor shall not be liable for any settlement of any action without its consent, but, if any such action is settled with the consent of Lessor, or if there shall be final judgment for the plaintiff in any such action, Lessor agrees to defend, indemnify and hold harmless Lessee or such affected Lessee's Indemnitee from and against any loss or liability by reason of such settlement or judgment;

 provided Lessee or Lessee's Indemnitee shall have complied with the notice requirement set forth in this Paragraph 9 (b).

           (c)  Mutual Release.  Notwithstanding anything to the contrary contained in this Lease, Lessor and Lessee each hereby releases the other (and its partners, officers, directors, servants, agents,

 contractors, employees and invitees) with respect to any claim

 (including claims under Paragraphs 9 (a) and (b) above and any claims for negligence or gross negligence) which it might otherwise have against the other party for
 loss, damages or destruction of the type covered by any insurance which such party is required, or agrees, to maintain under this Lease.

           10.  Maintenance and Repair.  Lessee, at its own sole cost and expense, will maintain all parts of (i) the Premises, (ii) all plantings in that area around the Premises bounded on the west by a sidewalk and on all other sides by portions of the loop road located on the Land,

 (iii) the base building systems and base building equipment in the

 Premises, including, but not limited to, fire safety (including sprinkler and fire suppression systems), plumbing, steam distribution,

 elevator, sanitary, heating, air-conditioning, ventilation and electrical equipment and systems and other building equipment and systems used in connection with the operation of the Premises

 (hereinafter collectively referred to as the "Equipment")), and (iv) the automobile parking spaces allocated to Lessee pursuant to this Lease,

 the walkways between said Premises and said parking spaces and the areas adjacent to the Premises which Lessee may use for shipping, receiving,

 loading and unloading, the placement of refuse containers and the like

 (collectively, the "Appurtenant Areas"), in good repair and condition,

 having regard to the configuration of office and laboratory space and the configuration of the "base building" systems and Equipment in the

 Premises as of the date of this Second Amended and Restated Lease.

 Except for ordinary wear and tear, Lessee shall not suffer or permit any waste thereof, and will take all actions and will make all structural and nonstructural, foreseen and unforeseen and ordinary and extraordinary changes and repairs (or replacements) which may be required for any reason to keep all parts of the Premises; such

 Equipment and the Appurtenant Areas in good repair and condition, and in compliance with all Legal Requirements (including, without limitation,

 any Legal Requirement requiring the removal of asbestos or asbestos-

 containing materials).  Lessor shall not be required to maintain, repair or rebuild all or any part of the Premises or the Appurtenant

 Areas.  Lessee waives the right to require Lessor to maintain, repair or rebuild all or any part of the Premises or the Appurtenant Areas, or make repairs, at the expense of Lessor, pursuant to any Legal

 Requirement or Contract, at any time in effect.  All obligations and waivers of Lessee under this paragraph 10 shall constitute part of the consideration for Lessee's use and occupation of the Premises.  The

 Lessee, at Lessee's sole cost and expense, shall keep (A) the Premises neat and free of dirt and debris and other accumulations, (B) all portions of the Appurtenant Areas neat and free of dirt and debris, and free of ice and snow and other accumulations, and (C) the area where the

 Lessee is responsible for maintaining plantings and the walkways referred to in clauses (i) and (iv) above neat and free of dirt, debris and other accumulations, and free of ice and snow.

           11.  Alterations.

                (a)  Subject to the terms and conditions of subparagraph

 (b) below, Lessee may, at its expense, make additions and alterations to the interior of the Premises, provided that (i) same are not structural,

 (ii) the fair market value of the Premises shall not be materially lessened thereby, (iii) such work shall be completed in a good and workmanlike manner and in compliance with all applicable Legal

 Requirements and Contracts.  Lessee shall provide Lessor with copies of all Building Permits and Certificates of Occupancy which are issued in connection with any Lessee Alterations.  Alterations which affect the exterior and/or structure of the Premises may not be made by Lessee except in compliance with clauses (ii) and (iii) of the prior sentence and paragraph 11 (b) hereof, unless Lessor's prior written consent shall have been obtained, which consent shall not be unreasonably withheld or delayed.  All such additions, alterations, additional improvements,

 substitutions and replacements, subject to the provision contained in the next succeeding sentence, shall be and remain part of the realty and the property of Lessor and shall be subject to this Lease.

 Notwithstanding the foregoing, Lessee shall be entitled to take all depreciation allotted under the Internal Revenue Code for any of the foregoing which may be installed by Lessee, at Lessee's sole cost and expense.  Lessee may place in the Premises any inventory, trade fixtures, machinery, equipment or other property belonging to Lessee or any third party or leased to Lessee by parties or any third party other than Lessor (provided no security interest is granted or retained in any of the foregoing which may be affixed to the Premises and not removed without material damage thereto), and may remove the same at any time during any Term of this Lease.  Lessee shall repair any damage to the

 Premises caused by such removal and shall restore the Premises, prior to the expiration or termination of this Lease, to (A) good condition,

 ordinary wear and tear excepted, and (B)  the configuration of the office space, laboratory space and "base building" systems and Equipment existing in the Premises as of the date of this Second Amended and

 Restated Lease.

               (b)  Lessee shall notify Lessor of any proposed

 alteration, repair or improvement reasonably estimated to cost more than

 $100,000 ("Major Undertaking"), which notice shall include a brief narrative of the work that will be done and a copy of the plans and specifications therefor. The plans and specifications for any Major

 Undertaking shall be in conformity with nationally recognized sound and prudent engineering and architectural standards. Lessor, by itself or its agent, shall have the right, but not the obligation, from time to time to inspect any Major Undertaking during construction to ensure that such construction is completed in a manner which is consistent with such plans and specifications and satisfies the requirements of paragraph

 11(a).

               (c)  Notwithstanding the terms of subparagraph (a) above,

 Lessor shall not unreasonably withhold its consent to any structural alteration proposed by Lessee.  Factors which may be considered by

 Lessor in considering any such request by Lessee may include the following: (i) the cost of reconfiguring the Premises for use by other lessees
 following the expiration or termination of this Lease; (ii) whether the proposed structural alteration will adversely affect the structural integrity of the Premises, including exterior windows, walls,

 foundation, supporting columns and roof; (iii) whether the proposed structural alteration is reasonably likely to materially increase the costs, as measured on a per square foot basis, of operating and maintaining the Premises; (iv) whether such proposed structural alteration is reasonably likely to adversely affect any the operation of any base building system or Equipment in the Premises, including plumbing, steam distribution, elevators, sanitary, electrical, heating,

 ventilation or air-conditioning systems; (v) whether the proposed structural alteration will  be visible from the exterior of the

 Premises; (vi) whether the proposed structural alteration is reasonably likely to reduce the fair market value of the Premises, or the rentable area configured for office space as of the date hereof; (vii) whether the proposed structural alteration will change the configuration of hallways, stairways, entrances, exits, loading doors, docks and ramps existing as of the date hereof; and (viii) whether the Premises, upon the completion of such proposed structural alteration, shall be in compliance with all Legal Requirements and Contracts.  Lessor's consent to any alteration desired to be made by Lessee shall not be deemed to constitute Lessor's representation or warranty that such proposed alteration will be in compliance with Legal Requirements.

           12.  Condemnation, Casualty and Temporary Requisition.

                (a)  General.  Lessee hereby irrevocably assigns to

 Lessor, for application in accordance with the terms of this Lease, any award, compensation or insurance payment to which Lessee may become entitled by reason of Lessee's interest in the Premises, the fixtures,

 Equipment therein and/or the Appurtenant Areas or any part(s) thereof

 (exclusive of trade fixtures and equipment which can be removed without damage to the Premises) and other personal property and any rights to any award in respect of
 relocation expenses); provided that the same does not result in a reduction of the award otherwise payable to Lessor (i) if the use,

 occupancy or title of the Premises, such fixtures, Equipment and/or the

 Appurtenant Areas or any part(s) thereof is taken, requisitioned or sold in, by or on account of any actual or threatened eminent domain proceeding, or other action by any person or governmental authority having the power of eminent domain (an occurrence of the character referred to in this clause (i) is hereinafter referred to as

 "Condemnation"), or (ii) if the Premises, such fixtures, Equipment and/or the Appurtenant Areas or any part(s) thereof are damaged or destroyed by fire, flood or other casualty (an occurrence of the character referred to in this clause (ii) is hereinafter  referred to as

 "Casualty").

           Lessee shall appear in any such proceeding, action,

 negotiation, prosecution or adjustment for any award, compensation or insurance payment on account of any such Condemnation or Casualty, shall take all appropriate action in connection therewith, shall pay all expenses thereof, including, without limitation, the reasonable cost of

 Lessor's reasonable participation therein, and shall direct any such award, compensation or insurance payment (net of reasonable expenses of collection) to be paid to the "Depository" (as defined in paragraph 12

 (f)) for deposit as provided by this paragraph 12. Lessor shall be entitled to participate in any such proceeding, action, negotiation,

 adjustment at the cost and expense of Lessee.  All amounts paid in connection with any such Condemnation or Casualty shall be applied pursuant to this paragraph 12, and all such amounts (minus the expense of collecting such amounts, including any reimbursement for costs and expenses in connection therewith to which Lessor is entitled pursuant to this Lease), together with any interest earned thereon, excluding, in any event, proceeds from business interruption insurance carried by

 Lessee, or any sublessee, from time to time, are herein called the "Net

 Proceeds." Lessor and Lessee shall be reimbursed for all reasonable costs and expenses in connection with each such proceeding, action,

 negotiation, prosecution and adjustment out of any award, compensation or insurance payment received, as provided in this paragraph 12.  Lessee agrees that this Lease shall control the rights of Lessor and Lessee in any such award, and any present or future law to the contrary is hereby waived.

               (b)  Total Condemnation or Casualty.  If a Condemnation

 shall result in (i) the taking of fifty percent (50%) or more of the square foot floor area of the Premises, or fifty percent (50%) or more of the parking spaces allocated to the Premises (unless other parking spaces are allocated to the Premises by the Lessor which are reasonably convenient to the Premises), or (ii) all access to the Premises being taken, or if  a Casualty shall destroy or substantially damage fifty percent (50%) or more of the Premises, and in the judgment of a licensed architect, reasonably acceptable to Lessor and Lessee, such destruction or substantial damage cannot reasonably be expected to be fully restored and repaired (such that the Premises, after restoration and repair,

 consist of a building which complies in all respects with then-

 applicable Legal Requirements, including building codes and zoning regulations and which has substantially the same usefulness as before the Casualty [for the uses being made of the Premises immediately prior to the Casualty]) within nine (9) months after the date of the Casualty,

 then Lessee and Lessor shall each have the right, exercisable not later than sixty (60) days after the date title vests pursuant to a condemnation, or the date of the Casualty, to terminate this Lease by delivering to the other party notice of its intent to terminate this

 Lease on the last day of the month after the month in which such notice is given (the "Termination Date").  After the delivery of such notice,

 this Lease shall terminate upon the Termination Date. Notwithstanding paragraph 12(a) hereof, if this Lease is terminated as above set forth,

 the Net Proceeds shall be payable to the Lessor.

               (c)  Condemnation Without Election to Terminate; Partial

 Condemnation.  If, after a Condemnation, Lessee or Lessor does not give notice of its intention to terminate this Lease as provided in paragraph

 12(b), then this Lease shall continue in full force and effect, and

 Lessee shall, at its expense, promptly commence to and diligently rebuild, replace or repair to completion any damage to the Premises, the fixtures and Equipment therein and/or the Appurtenant Areas caused by such Condemnation in conformity with the requirements of paragraphs 10 or 11, as applicable, so as to restore the Premises, such fixtures and

 Equipment and/or the Appurtenant Areas, as nearly as practicable, to the condition and fair market value thereof immediately prior to such occurrence, giving due regard to the fact that restoration of the entire

 Premises may no longer be practicable.  Prior to any rebuilding, a reputable general contractor, reasonably acceptable to Lessor and

 Lessee, shall reasonably determine the maximum cost of such rebuilding,

 including, without limitation, all architect's fees and expenses

 (collectively, the "Condemnation Restoration Cost").  The Condemnation

 Restoration Cost shall be paid first out of Lessee's own funds to the extent that the Condemnation Restoration Cost is estimated to exceed the

 Net Proceeds payable in connection with such Condemnation (or the

 Lessee, subject to the Lessor's written consent, which the Lessor agrees not to withhold unreasonably, may insure payment of such excess by a surety bond or escrow deposit of cash or its equivalent).  After such expenditure by Lessee (or insuring of payment) and provided that no material default under this Lease shall have occurred and then be continuing, Lessee shall be entitled to cause the Depository to pay

 Condemnation Restoration Costs out of the Net Proceeds, but only against certificates of an architect, reasonably acceptable to Lessor, Lessee and any Mortgagee of Lessor (whose services shall be paid out of the Net

 Proceeds), delivered to Lessor from time to time as such work of rebuilding, replacement and repair progresses, each such certificate describing the work for
 which Lessee is requesting payment, the cost incurred by Lessee in connection therewith, stating that such costs have not theretofore been reimbursed or paid, and that such work has been properly completed, and that the remaining Net Proceeds are adequate to pay for all remaining

 Condemnation Restoration Costs.  Any Net Proceeds remaining after final payment has been made for such work, provided that no material default under this Lease shall have occurred and then be continuing, shall be paid to Lessee to the extent required to reimburse Lessee for any

 Condemnation Restoration Costs paid by Lessee and not theretofore reimbursed, and the balance shall be paid to Lessor.  If any

 Condemnation Restoration Costs paid by Lessee pursuant to this paragraph

 12(c) shall exceed the amount of such Net Proceeds, the deficiency shall be paid by Lessee. In the event that a Condemnation does not result in the termination of this Lease under the terms hereof, the Fixed Rent shall be adjusted as of the date title vests pursuant to such

 Condemnation so that the Fixed Rent payable after such Condemnation shall be that portion of the Fixed Rent payable immediately prior to such Condemnation which the rental value immediately after the

 Condemnation (and the restoration required under the terms hereof) of the Premises shall bear to the rental value of the Premises immediately prior to the Condemnation.  Said rental values shall be determined in accord with the Real Estate Valuation Arbitration Rules then in effect,

 or if no such Rules are then in effect, in accord with other recognized real estate valuation rules then in effect, as reasonably determined by

 Lessor.

               (d)  Casualty Without Election to Terminate; Partial

 Casualty.  If, after a Casualty, Lessee or Lessor does not give notice of its intention to terminate this Lease as provided in paragraph 12(b)

 then this Lease shall continue in full force and effect, and Lessee shall, at its expense, promptly commence and diligently rebuild, replace or repair to completion any damage in conformity with the requirements of paragraph 10 or

 11, as applicable, so as to restore the Premises, as nearly as practicable, to the condition and fair market value thereof immediately prior to such Casualty.  Prior to any rebuilding, a reputable general contractor reasonably acceptable to Lessor, Lessee and the insurance company which has issued the policy(ies) of insurance covering the

 Premises, shall determine the maximum cost of such rebuilding,

 including, without limitation, all architect's fees and expenses

 (collectively, the "Casualty Restoration Cost").  The Casualty

 Restoration Cost shall be paid first out of Lessee's own funds to the extent that the Casualty Restoration Cost is estimated to exceed the Net

 Proceeds payable in connection with such Casualty (or the Lessee,

 subject to the Lessor's written consent, which the Lessor agrees not to withhold unreasonably, may insure payment of such excess by a surety bond or escrow deposit of cash or its equivalent).  After such expenditure by Lessee (or insuring of payment) and provided that no default under this Lease shall have occurred and then be continuing,

 Lessee shall be entitled to cause the Depository to pay Casualty

 Restoration Costs out of the Net Proceeds, but only against certificates of said architect delivered  to Lessor from time to time as such work of rebuilding, replacement and repair progresses, each such certificate describing the work for which Lessee is requesting payment, the cost incurred by Lessee in connection therewith, stating that such costs have not theretofore been reimbursed or paid, and that such work has been properly completed, and that the remaining Net Proceeds are adequate to pay for all remaining Casualty Restoration Costs. Any Net Proceeds remaining after final payment has been made for such work, provided that no material default under this Lease shall have occurred and then be continuing, shall be paid to Lessee to the extent required to reimburse

 Lessee for any Casualty Restoration Cost paid by Lessee and not theretofore reimbursed, and the balance shall be paid to Lessor.  The future value (determined at 8% per annum from the date Lessor receives same) of any balance so paid to the Lessor shall be credited by the

 Lessor to the last installments of Fixed Rent to become due under this

 Lease.

               (e)  Temporary Requisition.  Notwithstanding any other

 provision to the contrary contained in this paragraph 12, in the event of any temporary requisition, this Lease shall remain in full force and effect and Lessee shall be entitled to receive the Net Proceeds allocable to such temporary requisition, except that such portion of the

 Net Proceeds as is allocable to the period after the expiration or termination of the Term of this Lease shall be paid to Lessor.

               (f)  Investment of Net Proceeds.  All Net Proceeds shall

 be deposited with a bank or other financial institution reasonably designated by Lessor (the "Depository").  Lessee may direct the investment of the amounts so deposited with the Depository pursuant to this paragraph 12(f) in the following manner:

                    (i)  repurchase obligations of the Depository at all

               times fully secured by direct and general obligations of

               the United States of America or obligations guaranteed as

               to principal and interest by the United States of America;

                    (ii)  direct and general obligations of the United

               States of America or obligations guaranteed as to

               principal and interest by the United States of America;

                    (iii)  certificates of deposit of the Depository or

               any nationally recognized banking institution whose debt

               instruments are rated "AA" or better (or similar ratings)

               by two nationally recognized rating institutions

               reasonably acceptable to Lessor; or

                    (iv)  commercial paper which is rated "A-1" or better

               (or comparable ratings) by Standard & Poor's Corporation

               or "P-1" or
               better (or, comparable ratings) by Moody's Investors

               Service, Inc., or the successors to such rating

               organizations.

           Such investments of such funds shall mature in such amounts and on such dates as to provide that amounts shall be available on the draw dates sufficient to pay the amounts requested, and due to, Lessor or

 Lessee, as the case may be.  The Depository shall not be liable for any loss resulting from the liquidation of each and every such investment.

 The terms and conditions relating to such deposit and investments shall otherwise be satisfactory to Lessor, Lessee and the Depository.

           13.  Insurance.

                (a)  Lessee will purchase and maintain insurance on the

 Premises of the following character:

                     (i)  Property Insurance:  Insurance against loss or

 damage by fire, lightning and all other perils covered by the "all risk"

 endorsement, including, without limitation, flood insurance (if, but only if, the Premises are located in a flood hazard area), issued by a company available for use by the Lessee which satisfies the criteria set forth below in this subparagraph (a), in amounts not less than the actual replacement cost (exclusive of foundations and excavations) of the Premises, as adjusted annually as hereinafter provided.  Such insurance policies may include reasonable deductibles, as reasonably determined by Lessor and Lessor's Mortgagee (if any), giving due regard for the industry and capital structure of the Lessee at the time of issuance of such policy(ies).  The amount of property insurance shall be increased at least once in each year to reflect any increase in replacement cost by using the then current Building Owners' Management

 Association ("BOMA") Building Index, or another similar index of construction costs generally accepted as accurate by risk management professionals.  Such
 insurance shall name the Lessor as insured and Lessee and any Mortgagee of the Lessor as additional insureds, as their interests may appear.

                     (ii)  Boiler and Machinery Insurance:  Insurance in

 respect of any boilers and pressure vessels or equipment of whatever type or character (including, without limitation, pressure piping and air-conditioning equipment) located in and/or serving the Premises and/or the Appurtenant Areas in the minimum amount reasonably designated by Lessor from time to time for each accident or in such greater amounts as are then customary for property similar in use to the Premises and located in the State of Connecticut or contiguous states.

 (Notwithstanding the foregoing, Lessee shall not be required to procure boiler and machinery insurance for any Power Plant machinery or equipment; except for any process steam generation equipment which

 Lessee may locate, from time to time, in the Power Plant in accordance with the terms of Paragraph 30 (c) (i) herein and provided further that this sentence is not intended to relieve Lessee from the obligation to contribute towards the Lessor's cost of the insurance, procured for the boilers and pressure vessels located in the Power Plant, as set forth in

 Paragraph 29 (Management and Maintenance Expenses) (b) (Power Plant)

 herein.

                     (iii)  Comprehensive General Public Liability

 Insurance:  Comprehensive public general liability insurance (including coverage for elevators and escalators, if any, premises operations and contractual liability) with respect to the Premises and the Appurtenant

 Areas, naming the Lessee and the Lessor (and any Mortgagee of the

 Lessor) as insureds, as their interests may appear, against claims for bodily injury, death and/or property damage occurring on, in or about the Premises and/or the Appurtenant Areas and (as to Lessee's employees and visitors) adjoining streets and sidewalks, in the minimum combined single limit amount reasonably designated by Lessor from time to time,

 for each occurrence for bodily injury, death and/or property damage, or in such greater amounts as are then customary for property similar in use to the Premises and located in the State of Connecticut or contiguous states. Lessor and Lessee agree that, as of the date hereof,

 $8,180,966 is a reasonable minimum amount.

                     (iv)  Workers' Compensation Insurance:  Insurance

 (including employers' liability insurance) to the extent required by the laws and statutes of the State of Connecticut, including, without limitation, during the course of any construction, alteration or repair of the Premises and/or the Appurtenant Areas, workers' compensation and employers' liability insurance covering its employees in such amount as is required by law.

                     (v)  Builders' Risk:  During the course of any

 construction or repair of the Premises and/or the Appurtenant Areas which is anticipated to cost more than the sum of One Hundred Thousand

 Dollars ($100,000), a Builders' Risk policy of insurance against "all risks," including collapse and transit coverage, during construction and covering the total value of work performed and Equipment, supplies and materials furnished.  Lessee's requirement to purchase builder's risk insurance, under this subparagraph (v), shall be deemed satisfied if the insurance described herein is provided by the general contractor undertaking such alterations, repairs or improvements.

                    Such insurance shall be written by companies with a

 consistent Best's rating of at least B+ or equivalent standard and a minimum financial class of XI which are nationally or internationally recognized, legally qualified to issue such insurance, selected by

 Lessee and reasonably acceptable to Lessor and (other than [iv] workers'

 compensation) shall name Lessor as a named insured and include Lessee as a named insured as its interest may appear.  If the Premises, or any part thereof, shall be damaged or destroyed by fire or other insured peril, and if the estimated cost of rebuilding, replacing or repairing the same shall exceed One Hundred Thousand

 Dollars ($100,000), Lessee shall promptly notify Lessor thereof.

               (b)  Policy Requirements.  The property insurance referred to in clause (i) of paragraph 13(a) (except for property insurance coverage for Lessee's personal property, equipment, trade fixtures and furnishings and Worker's Compensation Insurance maintained under (iv)

 therein) shall include a standard mortgagee endorsement in favor of any institutional mortgagee or beneficiary (the "Mortgagee") under a mortgage, deed of trust or other security interest creating a lien on the interests of Lessor in the Premises (the "Mortgage") granted by

 Lessor in accordance with paragraph 25 (Subordination and Non-

 Disturbance) hereof; and any loss or damage under such property insurance policy shall be payable to the first Mortgagee to be held and applied pursuant to paragraph 12.

           Every policy referred to in paragraph 13(a) (except for

 property insurance coverage for Lessee's personal property, equipment,

 trade fixtures and furnishings and Worker's Compensation Insurance maintained under (iv) therein) shall contain reasonable deductibles, as reasonably determined by Lessor and Lessor's Mortgagee (if any), giving due regard for the industry and capital structure of the Lessee at the time of issuance of such policies, and shall provide that (i) it will not be amended, cancelled or reduced except after ten (10) days' written notice to Lessor (and the Mortgagee, if applicable), (ii) such insurance shall not be invalidated by any act or negligence of Lessee or Lessor or any person or entity having an interest in the Premises, or by occupancy or use of the Premises for purposes more hazardous than permitted by such policy, or by any foreclosure or other proceedings or notices thereof relating to the Premises, or by any change in title or ownership of the Premises or the Land, (iii) all insurance claims pertaining to the Premises in amounts of One Hundred Thousand Dollars ($100,000), or less, shall be adjusted by the insurers thereunder with Lessee, and all insurance claims pertaining to the Premises in excess of One Hundred Thousand Dollars ($100,000) shall be so adjusted with Lessor and Lessee jointly, (iv) it shall include a waiver of all rights of subrogation against Lessor, each Mortgagee and Lessee, (v) it shall not contain a provision relieving the insurer thereunder of liability for any loss by reason of the existence of other policies of insurance covering the Premises against the perils involved, whether collectible or not, and (vi) it shall include the Mortgagee and Lessor as additional named insureds (but not on workers compensation insurance).  The Lessee will advise Lessor promptly, upon Lessee's receipt of notice thereof, of any policy cancellation, reduction or amendment which adversely affects the coverage provided thereby.

           (c)  Delivery of Certificates.  Lessee shall deliver to Lessor

 (and to the Mortgagee, if applicable) certificates of insurance reasonably satisfactory to Lessor (and to the Mortgagee, if applicable)

 evidencing the existence of all insurance or certified copies of all policies which are required to be maintained by Lessee hereunder, such delivery to be made (i) contemporaneously with the execution and delivery of this Lease and (ii) at least thirty (30) days prior to the expiration date of any such insurance.  Lessee shall not obtain or carry separate insurance concurrent in form or contributing in the event of loss with that required by this paragraph 13 unless Lessor and the

 Mortgagee are named insureds therein, with loss payable as provided herein.  Lessee shall immediately notify Lessor whenever any such separate insurance is obtained and shall deliver to Lessor (and the

 Mortgagee, if applicable), the certificates evidencing, or certified copies of, the same.  Any insurance required hereunder may be provided under blanket policies as are then customary for other properties owned,

 leased or occupied in the vicinity of the Premises and which are reasonably acceptable to Lessor, provided that the coverage is not less than the coverage contemplated by this paragraph 13 as separately stated.

               (d)  Self-Insurance.  Notwithstanding the foregoing provisions of this paragraph 13, all insurance which Lessee is required to procure and maintain thereunder may include or consist entirely of self-insurance issued by a validly formed and existing affiliate (the "Insurance

 Affiliate"), provided that prior to effecting such self-insurance hereunder Lessee provides Lessor with (A) the name of the Insurance

 Affiliate, (B) evidence that such Insurance Affiliate is regulated by the a State department of banking, (C) an opinion of legal counsel to

 Lessee, or such Insurance Affiliate, stating that such Insurance

 Affiliate is duly formed and validly existing and is authorized to provide and issue the insurance coverage required to be provided by

 Lessee hereunder, and (D) statutory financial statements of such

 Insurance Affiliate.  All insurance issued by an Insurance Affiliate under this subparagraph (d) shall be written on an "occurrence basis"

 and shall be evidenced by written certificates of insurance issued and delivered to Lessor on an annual basis.  Such policies must name Lessor and Lessor's designated Mortgagees as additional insureds, specify the forms and amounts of insurance  provided by such Insurance Affiliate

 (which coverage must be in the forms and amounts otherwise required by this paragraph 13) and the deductibles for such coverage, which deductibles shall not exceed $100,000.  Such policies of insurance must otherwise be reasonably acceptable to Lessor in form and substance.  For so long as Lessee is satisfying all or any portion of its insurance obligations by self-insurance under this subparagraph (d) Tenant shall submit to Landlord on or before May 1st of each year, the year-end annual financial statements of such Insurance Affiliate, prepared in accordance with generally accepted accounting principles, consistently applied, and audited by an independent certified public accountant, for the preceding calendar-year and such financial statements must otherwise be reasonably acceptable to Lessor.

               (e)  The requirements of this paragraph 13 shall not be

 construed to negate or modify Lessee's obligations under paragraph 9

 (Indemnification).

           14.  Broker.

                (a)  Lessee represents that it dealt with no broker in

 connection with this Second Amended and Restated Lease, other than Mr.

 Myers Mermel of the Corsair Group, New York, New York.  Lessee hereby indemnifies and holds Lessor harmless from any and all losses, damages and expenses arising out of any inaccuracy or alleged inaccuracy of the foregoing representation by Lessee, including court costs and reasonable attorney's fees.

              (b)   Lessor represents that no broker or real estate agent has

 a listing, or agency agreement with Lessor for the rental of the

 Premises.  Lessor hereby indemnifies and holds Lessee harmless from any and all losses, damages and expenses arising out of any inaccuracy or alleged inaccuracy of the foregoing representation by Lessor, including court costs and reasonable attorney's fees.

           15.   Permitted Contests.

                 (a)  Provided that nothing hereinafter contained in this

 paragraph 15 shall excuse the Lessee from paying Fixed Rent and all additional rent and making all other payments to the Lessor under this

 Lease, Lessee shall not be required, nor shall Lessor have the right to

 (i) pay, discharge or remove any tax, assessment, levy, fee, water and/or sewer rents which are applicable solely to the Premises or

 Lessee's property and which do not affect, or are based upon, any portion of the Land (except any additional rent hereunder payable to or for the benefit of Lessor), charge, mechanic's or materialman's lien,

 attachment, lien or encumbrance, or (ii) comply or cause the Premises to comply with any Legal Requirement applicable to the Premises or the use thereof, or (iii) comply or cause the Premises to comply with any contract, agreement, covenant, condition or restriction applicable to the Premises or the ownership, occupancy or use thereof,

 in each case, for so long as Lessee shall contest, in good faith, the existence, amount or validity thereof by appropriate proceedings which

 (A) shall prevent the collection of or other realization upon the tax,

 assessment, levy, fee, water and/or sewer rents, charge, attachment,

 lien or encumbrance so contested, (B) shall prevent the sale, forfeiture or loss of the Premises, the Land and/or any Fixed Rent, and/or any

 additional rent and/or any other sum required to be paid by Lessee hereunder, and (C) shall not affect the payment of any Fixed Rent, any additional rent and/or any other sum required to be paid by Lessee hereunder; provided that such contest shall not subject Lessor to the risk of any criminal liability or any material civil liability.  Lessee shall pay and save Lessor harmless against any and all losses,

 judgments, decrees and costs (including all reasonable attorneys' fees and expenses) in connection with any such contest.

               (b)  As a condition precedent to the exercise by Lessee of the rights provided in this paragraph 15, if the monetary amount of the obligation being contested by Lessee hereunder (together with the amounts of all other obligations then being contested by Lessee hereunder), or if the cost of Lessee' compliance with the obligation being contested (together with the cost of Lessee's compliance with all other obligations then being contested hereunder) should exceed the sum of Five Thousand Dollars ($5,000), then Lessee shall, prior to instituting such contest, provide such security as may be reasonably requested by Lessor, or the first lien Mortgagee, from time to time, and shall post such security as may be required in the subject proceeding,

 to insure ultimate payment of such tax, assessment, levy, fee, water and/or sewer rents, charge, attachment, lien, or encumbrance and compliance with Legal Requirements and to prevent (i) any sale or forfeiture of the Premises, and (ii) any loss of any Fixed Rent, any additional rent or any other sum required to be paid by Lessee hereunder.  Lessee shall notify Lessor (and the

 Mortgagee, if applicable) of each such proceeding for which the amount in contest (either singly, or together with any other obligations or costs then being contested hereunder) exceeds $50,000 within five (5)

 business days prior to the commencement thereof, which notice shall describe such proceeding in reasonable detail.  Lessee will conduct all such contests in good faith and with due diligence and will, promptly after the final determination (including appeals) of such contest, pay and discharge all amounts which shall be determined to be payable therein. At Lessor's request, Lessee shall, from time to time, provide

 Lessor with a reasonably detailed written report of the status of any and all contests instituted under this paragraph 15.

           16.  Conditional Limitations; Default Provisions.

                (a)  Any of the following occurrences or acts shall

 constitute an Event of Default under this Lease:

                     (i) if Lessee shall (1) fail to pay any installment of

 Fixed Rent or any additional rent or other sum required to be paid by

 Lessee hereunder when due and such failure shall continue for ten (10)

 days after notice to Lessee of such failure; or (2) fail to observe or perform any other provision hereof and such failure shall continue for thirty (30) days after notice to Lessee of such failure (provided that,

 in the case of any such default which cannot with diligence be cured within such thirty-day period, if Lessee shall commence promptly to cure the same and thereafter prosecute the curing thereof with diligence, the time within which such default may be cured shall be extended for such period as is reasonably necessary to complete the curing thereof with diligence); or

                     (ii)  if Lessee shall commence a voluntary case under

 the Federal Bankruptcy Code, file a petition in bankruptcy or for reorganization or for an arrangement pursuant to any federal or state bankruptcy law or any similar federal or state law, or shall be adjudicated a bankrupt, or shall become insolvent, or Lessee shall not generally pay its
 debts as they become due, or shall make an assignment for the benefit of creditors, or shall admit in writing its inability to pay its debts generally as they become due, or if a petition or answer proposing the adjudication of Lessee as a bankrupt or its reorganization pursuant to any federal or state bankruptcy law or any similar federal or state law shall be filed in any court and Lessee shall consent to or acquiesce in the filing thereof or such petition; or

                     (iii)  if a receiver, trustee or liquidator of Lessee or

 of all or substantially all of the assets of Lessee or Lessee's estate in the Premises shall be appointed in any proceeding brought by or against

 Lessee, as the case may be, or if any such receiver, trustee or liquidator shall be appointed in any proceeding brought against Lessee and shall not be discharged within ninety (90) days after such appointment, or if Lessee shall consent to or acquiesce in such appointment; or

                     (iv)  if any representation or warranty of Lessee

 contained in this Lease shall prove to be incorrect in any material respect as of the time when the same shall have been made, to the detriment of any person to whom or for whose benefit the representation or warranty was made and adequate provision for cure of such detriment reasonably acceptable to Lessor shall not have been made; or

                     (v)  if the estate or interest of Lessee in the Premises

 shall be levied upon or attached in any proceeding and such process shall not be vacated or discharged within ninety (90) days after such levy or attachment, unless such levy or attachment is being contested pursuant to paragraph 15 of this Lease; or

                     (vi)  if final judgment or judgments for the payment of

 money in excess of $5,000,000 shall be outstanding against Lessee for more than 90 days and shall not have been discharged in full (provided no such judgment shall constitute a default hereunder for so long as the effect of such judgment is stayed, or until any appeals filed in connection with such judgment have been finally resolved, provided

 Lessee shall, at all
 times, be diligently and in good faith appealing such judgment in a court of appropriate jurisdiction); or

                     (vii)  if a custodian for purposes of any federal or

 state bankruptcy law or any similar federal or state law is appointed or otherwise takes possession of a substantial portion of Lessee's assets;

 or

                     (viii)  if there should occur a default, which continues

 beyond the expiration of all applicable notice and cure periods, by

 Crompton & Knowles Corp. ("Guarantor") under the terms of a certain

 Guaranty of Lease (the "Guaranty"), dated as of the date hereof, made by

 Guarantor in favor of Lessor, pursuant to which Guarantor has guaranteed the full and timely performance of all of Lessee's obligations under this Lease; or

                     (ix)  if Guarantor should disavow its obligations under

 the Guaranty, or if the Guaranty, or any part thereof, is found to be unenforceable by any court of law having competent jurisdiction over the matter; or

                     (x)  the filing, by or against Guarantor, in any court,

 pursuant to any statute of the United States or of any State, of a petition in bankruptcy, insolvency, or reorganization (which remains undischarged for ninety (90) days), or the appointment of a receiver,

 trustee, or conservator of all or a portion of Guarantor's property, or the making by Guarantor of an assignment for the benefit of creditors,

 or a general failure by Guarantor to pay its debts when due.

               (b)  If an Event of Default shall have happened and be

 continuing, Lessor shall have the right to give Lessee three (3) days notice of Lessor's termination of the Term of this Lease.  Upon the giving of such notice, the Term of this Lease and the estate hereby granted shall expire and terminate on such date as fully and completely and with the same effect as if such date were the date herein fixed for the expiration of the Term of this Lease, and all rights of Lessee hereunder shall expire and terminate, but Lessee shall remain liable as hereinafter provided.

               (c)  Upon the occurrence of any Event of Default, this

 Lease shall continue in effect for so long as Lessor does not terminate

 Lessee's right to possession under paragraph 16(b), above, and Lessor may enforce all its rights and remedies under this Lease, including,

 without limitation, the right to recover Fixed Rent, additional rent and any other sums due in accord with this Lease (hereinafter, collectively,

 "rent") as same become(s) due, and, without terminating this Lease, may exercise all of the rights and remedies of a landlord.  Acts of maintenance, preservation or efforts to lease the Premises and the appointment of a receiver upon application of Lessor to protect Lessor's interest under this Lease shall not constitute an election to terminate

 Lessee's right to possession.

               (d)  Should Lessor terminate this Lease pursuant to the

 provisions of paragraph 16(b), above, Lessor shall have all the rights and remedies to which Lessor may be entitled under applicable law, and,

 in addition, Lessor shall be entitled to receive from Lessee:

                    (i)  the worth at the time of award of the unpaid

 rent and other amounts which had been earned at the time of termination;

                    (ii)  the worth at the time of award of the amount by

 which the unpaid rent which would have been earned after termination until the time of award exceeds the amount of such rent loss that the

 Lessee proves could have been reasonably avoided;

                    (iii)  the worth at the time of award of the amount

 by which the unpaid rent for the balance of the term of this Lease after the time of award exceeds the amount of such rent loss that the Lessee proves could be reasonably avoided; and

                    (iv)  any other amount necessary to compensate Lessor for

  all the detriment proximately caused by Lessee's failure to perform its obligation under this Lease or which, in the ordinary course of things,

 would be likely to result therefrom.  The "worth at the time of the award" of the amounts referred to in (i) and (ii) above, shall be computed using the interest rate set forth in paragraph 4(b), above.

 The "worth at the time of award" of the amount referred to in (iii)

 shall be computed by reference to competent appraisal evidence and the formula prescribed by, and being the lowest discount rate permitted under, applicable law.

               (e)  Upon the occurrence of an Event of Default hereunder,

 Lessor shall use reasonable efforts to mitigate its damages as a result thereof; provided Lessor shall have no obligation to attempt to relet the Premises, or any part thereof, in preference to any other areas then held by Lessor for lease.

           17.  Additional Rights.

                (a)  No right or remedy of Lessor hereunder shall be

 exclusive of any other right or remedy, but shall be cumulative and in addition to any other right or remedy hereunder or now or hereafter existing.  Failure of Lessor or Lessee to insist upon the strict performance of any provision hereof or to exercise any option or right,

 power or remedy contained herein shall not constitute a waiver or relinquishment thereof for the future.  Receipt by Lessor of any Fixed

 Rent, additional rent or other sum payable hereunder with knowledge of the breach of any provision hereof shall not constitute waiver of such breach, and no waiver by either party of any provision hereof shall be deemed to have been made unless made in writing.

                (b)  Lessee hereby waives and surrenders for itself and

 all those claiming under it, including creditors of all kinds, (i) any right or privilege which it or any of them may have to redeem the

 Premises, or to have a continuance of this Lease after termination of Lessee's right of occupancy by order or judgment of any court or by any legal process or writ, or under the terms of this Lease,

 or after the termination of the Term of this Lease as herein provided,

 and (ii) the benefits of any law which exempts property from liability for debt or for distress for rent.

                (c)  If either party shall be in default in the

 performance of any of its obligations hereunder in any material respect,

 such party shall pay to the other, on demand, all expenses incurred by such other party as a result thereof, including reasonable attorneys'

 fees and expenses.  If Lessor shall be made a party to any litigation commenced against Lessee and Lessee shall fail to provide Lessor with counsel reasonably satisfactory to Lessor and pay the expenses thereof,

 Lessee shall pay, as additional rent hereunder, all costs and reasonable attorneys' fees and expenses incurred by Lessor in connection with such litigation.

                (d)  Notwithstanding anything to the contrary set forth

 in this Lease, neither Lessor nor Lessor's agents (including, without limitation, any property manager, employees, contractors, officers,

 directors, shareholders, partners or principals (disclosed or undisclosed) shall be liable to Lessee or Lessee's agents, employees,

 contractors, subtenants, assignees, invitees, licensees or any other occupant of the Premises  for (i) except as otherwise expressly provided in this Lease, any interruption to Lessee's business, or (ii) any incidental damages, lost profits, lost savings, punitive, exemplary or any other indirect, special or consequential damages of Lessee.  Lessee hereby waives, to the fullest extent permitted by law, any claim for indirect or consequential damages in connection with any such loss.

           18.  Notices, Demands and Other Instruments.  All notices,

 offers, consents and other instruments given pursuant to this Lease shall be in writing and shall be validly given (i) when hand-delivered to Lessor or Lessee, to a general Partner, if Lessor or

 Lessee is a general or limited partnership, or to an officer, if Lessor or Lessee is a corporation, (ii) on the third (3rd) business day following the date when mailed, in a United States Postal Service post office or branch post office in New York or Connecticut, by prepaid registered or certified mail, Return Receipt Requested, or (iii) the next business day after being deposited with a reputable

 overnight/express mail carrier, such as Federal Express.

           (a)  if to Lessor, addressed to it at:


                The Middlebury Partnership
                c/o White-Middlebury Associates Limited Partnership
                Hampton Plaza
                300 East Joppa Road
                Baltimore, MD  21286-3048
                Attn:  Mr. Willard Hackerman

           With a copy to:

                International Business Machines Corporation
                Real Estate Services
                New Orchard Road
                Armonk, New York  10504
                Attn: Associate General Counsel, Alan R. Wolfert, Esq.

           (b)  if to Lessee, addressed to:


                Uniroyal Chemical Company, Inc.
                World Headquarters
                Middlebury, CT 06749
                Attn: John T. Ferguson, Esq.
                Vice President and General Counsel

           With a copy to:

                Crompton & Knowles Corp.
                One Station Plaza Stamford, CT 06902
                Attention: Chief Financial Officer

                (c)      If to Mortgagee, at the address specified in the

 non-disturbance agreement executed pursuant to paragraph 25

 (Subordination; Non-Disturbance) hereof, and Lessor, Lessee and

 Mortgagee each may from time to time specify, by giving 15 days' notice to each other party, (i) any other address in the United States as its address for purposes of notices pursuant to this Lease, and (ii) any other person or entity that is to receive copies of notices, offers,

 consents and other instruments hereunder.

           19.  Estoppel Certificates.

                (a)  Each party will, upon thirty (30) days notice at the

 request of the other (or the Mortgagee if applicable), execute,

 acknowledge and deliver to the other a certificate stating that this

 Lease is unmodified and in full force and effect (or, if there have been modifications, that (i) this Lease is in full force and effect as modified, and setting forth such modifications), (ii) the dates to which any Fixed Rent, additional rent and other sums payable hereunder have been paid, (iii) either that, to the knowledge of the signer of such certificate, no default exists hereunder, or specifying each such default of which the signer has knowledge, whether or not Lessee is still occupying and operating the Premises, and (iv) such other matters in connection with this Lease as either party (or the Mortgagee, if applicable) shall reasonably request. Any such certificate may be relied upon by Lessee, any permissible sublessees, any prospective mortgagee or purchaser of the Premises and/or the Land or any interest therein, and any permissible assignee of any of the foregoing interests.

                (b)  Lessor and its authorized representatives may (but

 are not obligated to) enter the Premises or any part thereof at all reasonable times upon three days' notice for the purpose of inspecting the same.

           20.  No Merger.  There shall be no merger of this Lease, or of the leasehold estate hereby created, with the fee estate in the Premises by reason of the fact that
 the same person acquires or holds, directly or indirectly, this Lease or the leasehold estate hereby created or any interest herein or in such leasehold estate as well as the fee estate in the Premises or any interest in such fee estate.

           21.  Surrender.  Upon the expiration or termination of the term of this Lease, Lessee shall surrender the Premises and the Appurtenant

 Areas to Lessor in good order and condition, as specified in paragraph

 10 (Maintenance and Repair) and paragraph 11 (Alterations) herein,

 except for ordinary wear and tear.  Lessee, at its sole cost and expense, shall remove from the Premises and the Appurtenant Areas, on or prior to the expiration or termination of the term of this Lease, all property and equipment situated thereon which is not owned by Lessor and shall repair any damage caused by the removal thereof.  Property and equipment not so removed shall, upon the earlier of (i) the termination or expiration of this Lease, or (ii) Lessee's vacating the Premises,

 become the property of Lessor, and Lessor may thereupon cause such property to be removed from the Premises and the Appurtenant Areas and disposed of, but the cost of any such removal and disposal shall be borne by Lessee.  Notwithstanding the foregoing, Lessee shall be obligated to restore any alteration for which Lessor's consent was not required if failure to perform such restoration would have a material adverse effect on the value of the Premises. Lessee shall have no obligation to restore any alteration to which Lessor consented, unless such consent was conditioned upon restoration.  Lessee's obligations under this paragraph 21 shall survive the expiration or termination of this Lease.

           22.  Merger, Consolidation or Sale of Assets.  Upon the merger of Lessee into another corporation, the consolidation of Lessee with one or more other corporations or the sale or other disposition of all or substantially all the assets of Lessee to one or more other entities,

 the surviving entity or transferee of assets, as the case may be, (if other than Lessee) shall deliver to Lessor an acknowledged instrument in recordable form assuming a
 joint and several responsibility with Lessee as to all obligations,

 covenants and responsibilities of Lessee hereunder.  In any event, the surviving entity (if other than Lessee), or transferee of assets, as the case may be, shall be deemed to have assumed a joint and several responsibility with Lessee as to all such obligations, covenants and responsibilities upon such merger, consolidation or sale or other disposition.  Lessee agrees not to merge, consolidate or sell all or substantially all of its assets to one or more other entities unless the surviving entity or transferee of assets, as the case may be, shall have a Standard and Poors (or similar nationally recognized rating agency)

 rating of B+, or better, immediately after such sale, merger,

 consolidation or disposition.

           23.  Separability; Binding Effect.  Each provision hereof shall be separate and independent and the breach of any such provision by

 Lessor shall not discharge or relieve Lessee from its obligations to observe and perform each and every covenant to be performed by Lessee hereunder.  If any provision hereof or the application thereof to any person or circumstance shall to any extent be invalid or unenforceable,

 the remaining provisions hereof, or the application of such provision to persons or circumstances other than those as to which it is invalid or unenforceable, shall not be affected thereby, and each provision hereof shall be valid and shall be enforceable to the fullest extent permitted by law.  All provisions contained in this Lease shall be binding upon,

 inure to the benefit of, and be enforceable by, the respective successors and assigns of Lessor and Lessee to the same extent as if each such successor and assign were named as a party hereto, subject to all agreements and restrictions contained in this Lease with respect to assignment or other transfer of Lessee's interest in this Lease.

 However, the obligations of Lessor under this Lease shall not be binding upon Lessor herein named with respect to any period subsequent to the transfer of its interest in the Land or Premises, as owner thereof, and in the event of such transfer, such obligations shall thereafter be binding upon each transferee of the interest of Lessor herein named as such owner of the Land or Premises, but only with respect to the period ending with a subsequent transfer within the meaning of this paragraph,

 and such transferee, by accepting such interest, shall be deemed to have assumed such obligations except only as may be expressly otherwise provided elsewhere in this Lease.  A lease of Lessor's entire interest in the Premises, or the Land, as owner thereof shall be deemed a transfer within the meaning of this paragraph. This Lease may not be changed, modified or discharged except by a writing signed by Lessor and

 Lessee. Any such change, modification or discharge made otherwise than as expressly permitted by this paragraph shall be void.  This Lease shall be governed by and interpreted in accordance with the laws of the

 State of Connecticut.  This Lease may be simultaneously executed in multiple counterparts, each of which, when so executed and delivered,

 shall constitute an original, fully enforceable counterpart for all purposes.

           24.  Headings and Table of Contents.  The table of contents and the headings of the various paragraphs, subparagraphs and Schedules of this Lease have been inserted for reference only and shall not to any extent have the effect of modifying, amending or changing the expressed terms and provisions of this Lease.  In no event shall the rule

 "EXPRESSIO UNIUS EST EXCLUSIO ALTERIUS" be applied to the interpretation of this Lease.

           25.  Subordination; Non-Disturbance.

                (a)  This Lease, including any future amendments thereto, and all rights of Lessee hereunder, are and shall be subject and subordinate in all respects to any Mortgage(s) now encumbering the Premises or which, during the Term of this Lease, the Lessor may wish to have encumber the Premises, or the Premises and other property, and to all renewals, modifications, consolidations, replacements and extensions of any such Mortgage(s); provided that the Mortgagee(s) shall enter into a nondisturbance agreement,
 in recordable form, substantially in the form of Schedule D, which shall be, at the time of execution, and which shall remain, for so long as such Mortgage remains a lien upon the Premises, a valid and binding obligation of Lessor, Mortgagee, or any person or entity claiming ownership or other rights of Lessee hereunder, or derivative from

 Lessee's rights hereunder.  This paragraph shall be self-operative and no further instrument of subordination shall be required, but the Lessee agrees to execute and deliver to Lessor any confirmation(s) of such subordination required by any Mortgagee(s).

                (b)  If, in connection with obtaining, continuing or renewing mortgage financing for which the Land, the Appurtenant Areas, the

 Premises and/or this Lease or any interest therein represents collateral in whole or in part, a banking, insurance or other institutional lender shall request reasonable modifications of this Lease as a condition of such financing, Lessee will not unreasonably withhold, delay or defer its consent thereto, provided that such modifications do not increase the obligations of Lessee hereunder or adversely affect to a material degree the Lessee's leasehold interest hereby created.

           26.  Schedules.  Schedules A, B, C, D and E referred to in this

 Lease and attached hereto are hereby incorporated by reference herein.

           27.  Quiet Enjoyment.  Lessor covenants and agrees that Lessee,

 upon paying the rents reserved herein and observing and keeping the covenants, agreements and stipulations of this Lease on its part to be kept, shall lawfully, peaceably and quietly hold, occupy and enjoy the

 Premises subject to all the terms and provisions of this Lease during the term of this Lease, without hindrance, ejection or molestation by

 Lessor, or anyone claiming by, through or under Lessor.

           28.  Recording of Notice of Lease.  Lessor and Lessee agree to execute in triplicate a Notice of this Lease, in the form specified in

 Connecticut General Statutes

 Section 47-19, for recording in the Land Records for the towns of

 Middlebury, Oxford and Southbury, Connecticut.

           29.  Lessor's Obligations.

                (a)  Management/Maintenance.  (i)   Lessor shall hereafter

 maintain, and provide grounds maintenance services (including, without limitation, the prompt removal of snow and ice from all areas used by pedestrian and vehicular traffic) with respect to, keep in good condition and repair, including undertaking any and all repairs,

 alterations and improvements, as are required to comply with applicable

 Legal Requirements having regard to the condition of same at the time

 Lessor assumes such responsibilities) and manage in a good and businesslike manner, and provide exterior security, in accordance with the terms of paragraph 32 (Exterior Security) for, such of the following as are not Lessee's obligations under any of the other provisions of this Lease:  the Land; roadways; walkways; automobile parking areas;

 tunnels; lawn areas; utility lines and conduits; water and sewer lines and shrubbery (collectively, the "Non-Lessee Areas").  Lessor shall pay for all utilities consumed on the Land and in the buildings and improvements located thereon, and utilities required in connection with the maintenance thereof, except for those consumed in connection with the operations of the Power Plant and except for those consumed in the

 Premises, and shall pay sewer rents or sewer use charges with respect to the Land and the buildings and improvements located thereon, except for those reasonably allocable to the Premises.

                     (ii)  Lessor's Insurance.  Lessor shall also procure and

 maintain public liability insurance covering the Land and the Non-Lessee

 Areas (or the Land, the Non-Lessee Areas and other property), naming

 Lessor as insured and Lessee and any mortgagee of Lessor as additional insureds, as their interests may appear, in the amount of at least

 $5,000,000 for injury to or death of persons in any one accident and in the amount of at
 least $250,000 for property damage in any one accident, boiler and pressure vessel insurance in reasonable amounts and workmen's compensation insurance as required by statute.  Lessor shall procure and maintain insurance against loss or damage to the Power Plant, including

 Lessor's equipment therein, by fire, lightning and all other perils covered by the "all risk" endorsement, including, without limitation,

 flood insurance (if, but only if, the Power Plant is located in a flood hazard area), in amounts not less than the actual replacement cost

 (exclusive of foundations and excavations) of the Power Plant, including all of Lessor's equipment therein. Lessor shall furnish Lessee with a certificate of insurance evidencing the coverage Lessor is required to maintain hereunder upon the execution of this Lease and annually thereafter during the Term hereof, within thirty (30) business days' of

 Lessee's request for same.

                (b)  Lessee's Reimbursement Obligations.  (i)  During the term of this Lease, Lessee, promptly on demand, shall reimburse Lessor for portions of several of the expenditures incurred by Lessor for any period in connection with the Lessor's management, operational, maintenance, repair and restoration obligations set forth above, as follows:



         EXPENSE ITEM                           PORTION TO BE REIMBURSED
                                                        BY LESSEE

(1)  Maintenance of lawn areas (including    The amount thereof determined
       trees and shrubs) and the watering,   by multiplying the total expenses
       fertilizing, mowing, trimming and     by the Parking  Percentage.
       pruning thereof, and maintenance,
       repair, restoration and replacement
       (as necessary)
     of, and plowing snow from, roadways
     and walkways to be used in common by
     Lessee and Lessor (and possibly, by
     others), including the signage, lighting
     (including electricity), traffic control and striping thereof, and of any fences or curbing along same.

(2) Maintenance, repair, restoration and      The amount thereof determined by
     replacement (as necessary) of utility    multiplying the total expenses
     lines, conduits and distribution         by the Area Percentage.
     facilities (including fire/sprinkler
     loops) and any drainage lines and
     facilities located on the Land
     (including any which serve buildings
     or other improvements on the Land).

                (c)  The Power Plant; Power Plant Operating Expenses.  As used herein, "Power Plant" shall mean the building so designated on the

 Parking Sketch, the equipment from time to time located therein and its related lines and conduits as same are constituted from time to time.

 Lessor, at Lessor's sole expense (except as hereinafter specifically provided), shall operate the Power Plant in a good and businesslike manner.  The expenses so to be incurred in operating the Power Plant,

 herein defined as the "Power Plant Operating Expenses" shall include,

 without limitation, and whether related to the Power Plant, all of the following: all maintenance expenses, utility costs (including, without limitation, those for whatever electricity and other fuel is used from time to time to run the Power Plant), sewer rents or sewer use charges,

 real estate taxes, casualty, public liability and boiler and pressure vessel insurance premiums, staff wages, benefits and workmen's compensation insurance premiums and a pro-rata portion (based on useful-

 life depreciation) of reasonable and necessary capital expenditures

 (unless covered by insurance proceeds) for repairs and replacements required during the Term hereof and during a period of operation of the

 Power Plant.

 Lessor shall procure and maintain throughout the term of this Lease,

 insurance against loss or damage to the Power Plant by fire, lightning and other perils covered by the "all risk" endorsement, issued by an insurance company licensed to conduct business in the State of

 Connecticut, in amounts not less than the actual replacement cost

 (exclusive of foundations and excavations) of the Power Plant.  Such insurance may contain reasonable deductibles.  In the event of damage or destruction of the Power Plant or any equipment therein, or any lines or conduits connected thereto, Lessor shall, with all due diligence, repair the Power Plant or such equipment, or such lines or conduits, as promptly as possible.

           Lessor shall have a duty to continue to produce the utilities and services currently produced in the Power Plant (heated water for heating, kitchen and lavatory purposes, chilled water for air conditioning, process steam and any other utility or service so produced), and Lessee shall have a duty to use the utilities and services so produced (but only to the extent that the nature of Lessee's occupancy requires such utilities and services), for use in the

 Premises.  Lessee shall promptly pay to Lessor, monthly and in arrears,

 a portion of the expenses so incurred by Lessor, for the prior month, as is hereinafter provided.

                1.)  Process Steam.  For so long as the process steam

 produced at the Power Plant shall be supplied solely to the Premises,

 Lessee shall pay Lessor for all costs of generating and distributing such process steam.  During any period(s) that the process steam generated at the Power Plant shall be supplied, directly or indirectly,

 (i) to any building other than the Premises, or (ii) to any direct or indirect user, secondary supplier or consumer of such process steam other than Lessee, or any other occupant of the Premises, Lessee shall pay Lessor a fair and equitable portion of the costs of generating and distributing process steam, based upon the proportionate use of process steam by all
 such users or consumers thereof, including Lessee, wherever located,

 during such period(s), as determined by metering.

                2.)  Fixed Power Plant Operating Expenses.  Lessee shall

 pay Lessor Lessee's Area Percentage of those Power Plant Operating

 Expenses (other than expenses associated with the production and distribution of process steam) which are (A) not directly dependent upon consumption levels, but which are in the nature of fixed operational costs, including, but not limited to, taxes, labor costs and insurance premiums, and (B) cannot be determined by metering or other quantifiable methods; provided, however, that, for purposes of this subparagraph

 29(c), during any period(s) of time that buildings not located on the

 Land are connected to the Power Plant, the denominator of the Area

 Percentage shall be increased by the gross square footage of such buildings not located on the Land which are connected to, or indirectly serviced by, the Power Plant. Should either Lessor or Lessee believe that, using the Area Percentage formula and the procedures outlined in this subparagraph (c), the Power Plant Operating Expenses intended to be allocated among Lessee and all other direct and indirect users,

 secondary suppliers and consumers thereof are not being equitably allocated, or if Lessee believes that any capital expenditure was not reasonable and/or necessary, Lessor or Lessee may request binding,

 expedited arbitration pursuant to paragraph 50(b) (Expedited

 Arbitration) below to determine an equitable method of allocating such costs (e.g., metering, consultant surveys, observation of obvious use),

 and/or to determine whether an expenditure was reasonable and necessary,

 and the costs of implementing the arbitration decision (e.g., by the purchase and installation of a meter or meters measuring the consumption of utilities in the Premises), shall be shared equally by all parties to the arbitration proceeding.  The non-prevailing party, as determined by such arbitration decision, shall be solely responsible for paying all reasonable counsel fees and reasonable out-of-pocket expenses of Lessor and

 Lessee in connection with any such arbitration, and such non-prevailing party shall be solely responsible for paying all other reasonable expenses and fees of any such arbitration, including, but not limited to, the reasonable fees of all arbitrators who may be appointed hereunder. (Notwithstanding the foregoing, Lessee shall have no obligation to pay for any costs and expenses incurred by Lessor in connection with any arbitration arising out of a dispute regarding Power

 Plant Operating Expenses, if such arbitration is instituted by any party other than Lessor, Lessee or any occupant of space in the Premises.)

 Whenever expedited arbitration, is requested under the terms of this subparagraph 29(c), then, notwithstanding the terms of paragraph 50(b)

 herein, the arbitrators chosen to decide such matter shall have experience relevant to the issues to be determined.  Pending the outcome of such arbitration, Lessee shall pay to Lessor the amounts requested,

 and when requested, by Lessor, subject to Lessor's promptly refunding all or a portion of same in accord with the arbitration decision.

                3.)  Consumption Based Power Plant Operating Expenses.

 Lessee shall pay Lessor for a portion of those costs of operating the

 Power Plant, including Power Plant Operating Expenses, and those other costs which are reasonably attributable to the production of chilled water, heated water, and other utilities produced at the Power Plant,

 which are affected by the level of consumption of utilities at the

 Premises as determined by (i) a verifiable system of measurement to determine the output of utilities and services from the Power Plant, and

 (ii) the metered consumption of such utilities and services at the

 Premises.  Such meters shall be installed at the joint expense of Lessor and Lessee.  In the event that Lessor and Lessee cannot agree as to

 Lessee's usage of chilled water, heated water or other utilities (and/or the dollar costs of producing such utilities), then Lessor and Lessee shall, for a period of fifteen (15) days after either party shall provide the other party hereto with notice of a dispute as to Lessee's usage of such utilities (and/or the dollar costs of producing such utilities), each use reasonable efforts to informally resolve such matter in good faith.  In the event Lessor and Lessee cannot mutually resolve the matter in dispute within such fifteen (15)

 day period, then either Lessor or Lessee may submit the matter to binding, expedited arbitration in accord with paragraph 50 (b)

 (Expedited Arbitration) below, but, pending the outcome of such arbitration, Lessee shall pay to Lessor the amounts requested, and when requested, by Lessor, subject to Lessor's promptly refunding all or a portion of same in accord with the arbitration decision.

                Lessee shall reimburse Lessor, promptly upon submission of bills therefor (which shall not be submitted more often than monthly)

 for Lessee's share of Power Plant Operating Expenses incurred by Lessor during the Term of this Lease determined in the manner specified in 1)

 through 3) above.  Lessee's payment obligations hereunder shall be deemed additional rent hereunder. Notwithstanding anything else to the contrary contained in this Lease, Lessee shall not be responsible for any portion of fixed or other costs or expenses associated with the

 Power Plant or utilities or services received by any party or premises therefrom, including, without limitation, "Power Plant Operating

 Expenses" (previously defined herein), to the extent such costs are attributable to (i) services which are wholly consumed by users or consumers other than Lessee or any other occupant of the Premises, or

 (ii) the acquisition, maintenance and repair of equipment which is wholly dedicated to the production of a utility or service at or from the Power Plant which is furnished to users or consumers other than

 Lessee or any occupant of the Premises.

                (d)  [Intentionally Omitted].

                (e)  Lessor's Capital and Operating Expense Budget.   Provided

 that Lessee shall provide Lessor with notice of Lessee's designated representative for purposes of this subparagraph 29(e) (hereafter

 "Lessee's Representative") on or before January 1st of each year during the Term hereof, Lessor shall provide such Lessee's

 Representative with (A) a copy of Lessor's annual budget for the projected capital expenditures and operation, maintenance and repair of the Non-Lessee Areas and the Power Plant, and (B) reasonable prior notice of any single regularly scheduled maintenance, repair or replacement to any aspect of the Non-Lessee Areas, or the Power Plant,

 which is anticipated to cost in excess of One Hundred Thousand Dollars

 ($100,000).  In addition, Lessor shall direct its appropriate agents and representatives to meet with Lessee's Representative, at mutually convenient times and locations, from time to time during the Term of this Lease (but not more often than quarter-annually), in order to provide, and discuss with, Lessee's Representative such information, as may be reasonably available to Lessor, relative to Lessor's projected capital expenditures and its scheduled maintenance and repairs,

 including the anticipated costs thereof, for the Non-Lessee Areas and the Power Plant for the duration of such calendar year.  Notwithstanding the foregoing, (A) Lessor shall not be estopped from subsequently revising any budget or forecast provided to Lessee, or from canceling,

 deferring or modifying the scope of any anticipated, forecast or scheduled maintenance, repair or replacement of any Non-Lessee Area, or the Power Plant, which Lessor may have provided Lessee with notice of;

 provided, however, that if such revisions, forecasts, or modifications would result in an increase of twenty percent (20%), or more, in the projected annual budget for the Non-Lessee Areas or the Power Plant

 (over that previously disclosed to Lessee), then Lessor shall provide

 Lessee with notice thereof at least ten (10) days prior to implementing such revisions or modification to the originally proposed annual budget for the Non-Lessee Areas or Power Plant, as appropriate, together with an explanation of the reason(s) underlying such increase in such budget,

 and (B) Lessee and Lessee's Representative shall have no authority to determine the necessity, timing or scope of any operational aspect,

 maintenance, repair, restoration or replacement of any Non-Lessee Area or the Power Plant. Lessor's failure to comply with any of the terms of this subparagraph 29 (e) shall not subject

 Lessor to any claim for monetary damages, or otherwise relieve Lessee from the obligation to pay Fixed Rent or any additional rent due under this Lease, including its Parking Percentage of Expense Items under subparagraph 19(b)(1) above, Lessee's Area Percentage of the Power Plant

 Operating Expenses and the costs of all Power Plant generated utilities furnished to the Premises.

           30.  Utilities.

                (a)  Lessee's Payments.  At all times during the Term

 hereof, the Lessee, at Lessee's sole cost and expense, shall pay for all telephone service, heated water, heat, chilled water, air conditioning,

 ventilation, electricity, process steam, gas, water and other utilities or services which may be provided to, or consumed at, the Premises.

 Lessee shall purchase from Lessor, whenever and to the extent required in the Premises, the utilities and services produced in the Power Plant,

 including heated water, chilled water and process steam (collectively,

 the "Power Plant Utilities") and Lessee shall pay Lessor, promptly upon submission of bills therefor (which shall not be rendered more often than monthly), for the costs of producing and supplying the Power Plant

 Utilities provided to, or consumed at, the Premises, as computed under paragraph 29 (c) hereof, together with an appropriate portion of any utility loss factor(s).  The consumption of Power Plant Utilities at the

 Premises is to be measured by existing meters, or any such additional meters as may be reasonably necessary.  Lessor and Lessee shall share equally the cost of any additional meters which may be installed after the date hereof to measure the consumption of Power Plant Utilities at the Premises.  Lessee shall also pay all sewer rents or sewer use charges allocable to said Premises.

                (b)  Tie-In-Facilities For Emergency Heating and Cooling.

                     (i)  Lessor agrees, at its sole cost and expense, no

 portion of which will be included in any Additional Rent, or in any other charges to Lessee hereunder, to prepare the engineering plans and specifications for, and to construct and install the modifications and additions specified on Schedule E (Emergency Utilities Tie-Ins) attached hereto (collectively, the "Tie-In Facilities"), to the Power Plant, or

 elsewhere on the Land, which shall enable Lessee, subject to the terms and conditions set forth hereinbelow, to provide hot water for heating and other uses at the Premises and chilled water for air-conditioning the Premises by connecting, on a temporary basis, leased mobile heating and/or cooling units (the "Mobile Units") directly to such Tie-In

 Facilities.  Lessor shall, in consultation with Lessee, complete said plans and specifications and construct and install the Tie-In Facilities within one (1) year from the Effective Date of this Second Amended and

 Restated Lease, or prior to any sale of the Lessor's interest in the

 Premises to any third-party unrelated to Lessor, or either of its partners, whichever is sooner.

                     (ii)  In the event that any time during the Term of this

  Lease subsequent to the installation of the Tie-In Facilities, Lessor fails to provide the Premises with either chilled water or heated water from the

 Power Plant, or otherwise, and the failure to provide either heated water or chilled water to the Premises shall render the Premises uninhabitable for more than three (3) full business days in any consecutive two (2) week period, then, Lessee may provide Lessor with notice of such failure and Lessee's intention to arrange for the temporary rental of a Mobile Unit for the provision of heated water and/or chilled water, as necessary, to the Premises and provided further that:

                (x) the inability or failure to provide such heated water

      and/or chilled water was not due to the negligence or misconduct of

      Lessee, or Lessee's failure to observe and perform any obligation under this Lease, or a condemnation, fire or other casualty [in which case Paragraph 12 (Condemnation, Casualty and

      Temporary Requisition) shall control], or Lessee's delay in granting Lessor, or its contractors, access to the Premises [but only if such delay hindered the commencement or diligent completion said repairs];

                (y) no Event of Default shall have occurred hereunder,

      and

                (z) Lessor has not commenced to furnish the Premises with

      heated water and/or chilled water, as necessary, within two (2)

      business days following receipt of Lessee's notice hereunder, then

           Lessee may rent such Mobile Unit for the shortest term which is generally available in the industry (provided Lessee may reserve the right to renew such Mobile Unit lease for as long as may be necessary)

 and thence temporarily locate such Mobile Unit in or adjacent to the

 Power Plant or on the Land in a location that is reasonably acceptable to Lessor, consistent with sound engineering principles, for direct connection to the Tie-In Facilities.

           In the event Lessee shall connect a Mobile Unit to the Tie-In

 Facilities, then upon Lessee's receipt of notice from Lessor that Lessor is again able to recommence furnishing heated and/or chilled water, as appropriate, to the Premises, Lessee shall promptly disconnect such

 Mobile Unit from the Tie-In Facilities and recommence to purchase heated water and/or chilled water, as required at the Premises, from Lessor in accordance with the terms of this Lease. The transportation,

 installation, use and operation of a Mobile Unit shall be at Lessee's sole risk.  Lessee shall be solely responsible for any damage or injury occurring to persons or property by reason of the transportation,

 installation, use and operation of a Mobile Unit and Lessee shall indemnify and hold Lessor harmless from and against any and all claims,

 liabilities, costs, damages and expenses (including reasonable attorneys' fees) incurred by Lessor by reason of the transportation,

 installation, use and operation of a Mobile Unit.

                     (iii)  Rent Abatement.  In the event that at any time

 during the Term of this Lease subsequent to the installation of the Tie-In

 Facilities, Lessee obtains either chilled water or heated water, as appropriate, for the Premises from a Mobile Unit connected to the Tie-In

 Facilities in accordance with the terms and conditions of subparagraph (b)

 (ii) above, for more than thirty (30) consecutive days, then Lessee shall be permitted to offset against Fixed Rent otherwise next due under this

 Lease, the reasonable, verifiable, out-of-pocket costs of renting the

 Mobile Unit (but excluding any and all costs associated with the transportation, installation and operation of the Mobile Unit) which are allocable to the period of time commencing with the thirty-first (31st)

 day of Lessee's use of the Mobile Unit hereunder and expiring upon the expiration of the then current minimum lease term for the Mobile Unit.

 Lessee shall, at its sole cost, risk and expense, remove the Mobile Unit from the Power Plant and Land promptly following the expiration of that lease term for the Mobile Unit which shall expire next following

 Lessor's recommencing to supply heated water and/or chilled water, as required, to the Premises.

                (c)  Interruption of Steam Production.

                (i)  The design, construction and installation of the Tie-In

 Facilities by Lessor under (b)(i) above shall be completed in such a manner that Lessee may directly connect to the Tie-In Facilities a mobile unit to provide process steam to the Premises (the "Mobile Steam

 Unit").

                (ii)   For Any Reason.  In the event that, at any time

 subsequent to the installation of the Tie-In Facilities and during the

 Term of this Lease, Lessor should be unable to provide the Premises with process steam for more than three (3) full business days in any consecutive two (2) week period, for any reason whatsoever, then Lessee may provide Lessor with notice of such fact and Lessee's intention to arrange for the temporary
 rental of a Mobile Steam Unit for the provision of process steam to the

 Premises and provided further that:

               (x) the inability or failure to provide such process steam was not due to the negligence or misconduct of Lessee, or Lessee's failure to observe and perform any obligation under this Lease, or a condemnation, fire or other casualty [in which case Paragraph 12

     (Condemnation, Casualty and Temporary Requisition) shall control],

     or Lessee's delay in granting Lessor, or its contractors, access to the Premises [but only if such delay hindered the commencement or diligent completion said repairs];

                (y) no Event of Default shall have occurred hereunder,

     and

                (z) Lessor has not commenced to furnish the Premises with

     process steam within two (2) business days following receipt of

     Lessee's notice hereunder,

           then Lessee may rent such Mobile Steam Unit for the shortest term which is generally available in the industry (provided Lessee may reserve the right to renew such Mobile Steam Unit lease for as long as may be necessary) and thence temporarily locate such Mobile Steam Unit on the Land in a location that is reasonably acceptable to Lessor,

 consistent with sound engineering principles, for direct connection of the Mobile Steam Unit to the Tie-In Facilities.

           In the event Lessee connects the Mobile Steam Unit to the Tie-

 In Facilities, then upon Lessee's receipt of notice from Lessor that

 Lessor is able to recommence furnishing process steam to the Premises,

 Lessee shall promptly disconnect such Mobile Steam Unit from the Tie-In

 Facilities and recommence its purchase of process steam from Lessor in accordance with the terms of this Lease.  The transportation,

 installation, use and operation of a Mobile Steam Unit shall be at

 Lessee's sole risk.  Lessee shall be solely responsible for any damage or injury occurring to persons or property by reason of the transportation, installation, use and operation of a Mobile Steam Unit and Lessee shall indemnify and hold Lessor harmless from and against any and all claims, liabilities, costs, damages and expenses (including reasonable attorneys' fees) incurred by Lessor by reason of the transportation, installation, use and operation of a Mobile Steam Unit.

                (iii)  Rent Abatement.  In the event that at any time

 subsequent to the installation of the Tie-In Facilities during the Term of this Lease, Lessee obtains process steam for the Premises from a Mobile Steam

 Unit connected to the Tie-In Facilities pursuant to the terms and conditions of (c)(ii) above, for more than thirty (30) consecutive days,

 then Lessee shall be permitted to offset against Fixed Rent otherwise next due under this Lease, the reasonable, verifiable, out-of-pocket costs of renting the Mobile Steam Unit (but excluding any and all costs associated with the transportation, installation and operation of the such Mobile Steam Unit) which are allocable to the period of time commencing with the thirty-first (31st) day of Lessee's use of such unit and expiring upon the expiration of the then current minimum lease term for the Mobile Steam Unit.  Lessee shall, at its sole cost, risk and expense, remove the Mobile Steam Unit from the Power Plant and Land promptly following the expiration of that lease term for the Mobile

 Steam Unit which shall expire next following Lessor's recommencing to supply process steam to the Premises.

                (iv)  For Reasons Within Lessor's Control.  In the

 event that, at any time subsequent to the installation of the Tie-In

 Facilities and during the Term of this Lease, Lessor fails to provide the Premises with process steam generated at the Power Plant, or otherwise, for more than three (3) full business days in any consecutive two (2) week period, solely because Lessor has failed to commence, or has failed to diligently complete, any required repairs to the steam generation equipment in the Power Plant which is devoted exclusively to the provision of process steam to the Premises, then Lessee shall provide Lessor with notice of such fact and Lessee's intention to exercise its self-help rights under this subparagraph (c)(iv) and further provided that:

               (w)  the inability or failure to undertake such repair, or to provide such processed steam, was not due to an event of Force

     Majeure, the negligence or misconduct of Lessee, Lessee's failure to observe and perform any obligation under this Lease, or Lessee's delay in granting Lessor, or its contractors, access to the

     Premises[but only if such delay hindered the commencement or diligent completion said repairs],

               (x) such failure is not caused by a condemnation, fire or

     other casualty (in which case Paragraph 12 (Condemnation, Casualty and Temporary Requisition) shall control,

               (y) no Event of Default shall have occurred hereunder, and

               (z)  Lessor has not recommenced to provide process steam to the Premises within two (2) business days following receipt of

     Lessee's notice under this subparagraph (c)(iv), then

            Lessee shall have the right, to undertake, at Lessee's sole cost and expense and at Lessee's sole risk, such required repair(s) to the steam generation equipment located in the Power Plant which exclusively serves the Premises, provided Lessee diligently prosecutes the completion of such repair in a good, safe and workmanlike manner and in compliance with all Legal Requirements.  Lessee may offset against

 Fixed Rent otherwise next due under this Lease, the reasonable,

 verifiable, out-of-pocket costs incurred by Lessee in making such required repairs to the steam generation equipment in the Power Plant which exclusively serves the Premises pursuant to the terms of this subparagraph (c) (iv).

               (v)  Any disputes under this subparagraph (c) shall be resolved by arbitration in accordance with the provisions of subparagraph 29(d)

 herein. Notwithstanding the foregoing, Lessee may not exercise self-help rights under this subparagraph if the liability insurance required to be maintained by Lessee under paragraph 13 (Insurance) of this Lease does not cover the scope or location of Lessee's proposed self-help.  The self-help provisions of this subparagraph may only be exercised by the original named Lessee, or any permitted assignee of Lessee's interest in this Lease.  (Nothing herein shall preclude Lessee, or any permitted assignee of Lessee, from exercising the self-help provisions of this subparagraph for the benefit of other occupants of the Premises.)

 Lessee shall indemnify and hold Lessor harmless from any and all liabilities, obligations, damages, penalties, injuries, claims, losses,

 costs and expenses, including reasonable attorneys' fees and disbursements, paid, suffered or incurred in connection with any exercise, by Lessee, of its self-help rights stated herein, including injury or claim of injury or death to person or property of any and every nature or for any damage to, or loss of, any property of Lessor or any other person, unless caused by the gross negligence of willful misconduct of Lessor or any employee, agent or contractor of Lessor.

           31.  Interior Security.  The Lessor shall have no obligation to provide any security service to or within the Premises, and any security desired by the Lessee shall be provided by the Lessee, at Lessee's sole expense, and the Lessee agrees to defend, to indemnify and to hold harmless the Lessor with respect to any injury to or death of persons,

 or damage to property, resulting from inadequacies in the security provided by the Lessee, and the Lessee's obligations so to defend, to indemnify and to hold harmless shall survive the expiration or termination of this Lease.

           32.  Exterior Security.  During the entire term of this Lease,

 the Lessor may, at the Lessor's option, impose reasonable security regulations and procedures on the

 Land, Power Plant and other building located on the Land (excluding any building(s) leased to the Lessee, or an affiliate of Lessee) in accord with the Lessor's then-standards, and the Lessee and Lessee's affiliates, and the employees and visitors of Lessee and/or of Lessee's affiliates shall comply with such regulations and procedures; such security procedures may, at the Lessor's option, include gatehouses and reasonable control of ingress to and egress from the Land and/or other property owned at the time by the Lessor.  In no event shall any of

 Lessor's security procedures restrict the hours of access to the

 Premises or Appurtenant Areas, and subject to events of casualty,

 condemnation, repairs and matters beyond Lessor's reasonable control,

 Lessee shall have access to the Premises and Appurtenant Areas twenty-

 four (24) hours each day, during the Term hereof.  In no event shall

 Lessor be liable for any good faith refusal by any security guard of a request of access to the Land.  Lessee expressly acknowledges that if

 Lessor, from time to time, elects to provide security services to the

 Land, Lessor shall not be deemed to have warranted the efficiency of any security personnel, service, procedures or equipment and Lessor shall not be liable in any manner for the failure of any such security personnel, procedures or equipment to prevent or control, or apprehend anyone suspected of personal injury, property damage or any criminal conduct in, on or around the Land or the Premises.

           33.  Street and Roads.  In connection with ingress to and

 egress from the Premises and the Appurtenant Areas, the Lessee shall have a nonexclusive right (in common with the Lessor and others to whom rights to use same may hereafter be granted by the Lessor) to use,

 subject to the Lessor's security standards and procedures (as same may exist from time to time in accordance with paragraph 32 (Exterior

 Security)), the streets and roads on the Land, as same may exist from time to time.

           34.  Seller's Performance of Lessee's Obligations.  For so long as Uniroyal Properties, Inc. (the "Seller"), pursuant to that certain

 Agreement of Sale and

 Purchase (the "Agreement of Sale") between International Business

 Machines Corporation, as buyer, and the Seller, as seller, dated as of the 28th of October, 1985, as amended, actually provides any service or actually furnishes any item(s) which would be the Lessee's obligation under this Lease, the Lessee shall be excused from providing such service or furnishing such item(s).

           35.  Service Contracts.  The Lessee agrees that no service or maintenance  contracts relating to the Premises and/or the Appurtenant

 Areas and entered into or assumed by Lessee shall extend beyond the expiration or termination of the Term of this Lease or require any payments(s) by Lessor.

           36.  Tunnel Use and Maintenance.  Subject to the terms of

 paragraph 37 (Razing of Conference Center, Administration Building and

 Tunnel) below, for so long as the Lessee (or an affiliate of the Lessee)

 utilizes the kitchen and cafeteria areas of the Conference Center per agreement with Lessor, or a lessee of the Conference Center, the Lessor shall, at Lessor's expense, keep the underground tunnel connecting the

 Conference Center to the Power Plant, and also connecting to the

 Premises, in good condition and repair.  Lessee shall have no obligation to contribute towards the maintenance, repair or restoration of the tunnels under subparagraph 29(b), except with respect to utility lines,

 conduits or equipment therein.  Further, Lessee shall be responsible for the repair of any damage to the tunnels caused by the negligence or misuse by Lessee or any of Lessee's employees, agents, contractors,

 invitees, or sublessees.  In no event will any reference to "conduits"

 in this Lease be deemed to include any underground tunnels located, from time to time, on the Land; provided that "conduits" shall include all utility lines, pipes, cables, wires and the like which are located, from time to time, in any such underground tunnels.

           37.  Razing of Conference Center, Administration Building and

 Tunnel. Nothing contained in this Lease shall prohibit the owner(s) of the Conference Center
 and/or Administration Building from razing and/or removing the

 Conference Center, the Administration Building. or any part(s) thereof,

 at any time, and, following any such razing and/or removal of any of such buildings, from filling in or otherwise permanently discontinuing the use of the underground tunnel connecting the Conference Center to the Power Plant and then to the Premises, or any part(s) of it, at any time.  However, in the event Lessor shall fill-in or discontinue the use of said tunnel, Lessor shall, at its sole cost and expense, no portion of which shall be included in any additional rent or other charges to

 Lessee hereunder, construct and install any conduits, pipes and other facilities which may be necessary for the continued supply of utilities from the Power Plant to the Premises.  Lessor shall have no liability to

 Lessee, and no obligation of Lessee under this Lease shall be reduced or excused, by reason of the Lessor temporarily or permanently discontinuing Lessee's use of any such tunnel or the Conference Center.

           38.  Lessor's Consent.  Wherever in this Lease Lessor's consent or approval is required, if Lessor shall refuse such consent or approval, Lessee in no event shall be entitled to make, nor shall Lessee make, any claim, and Lessee hereby waives any claim, for money damages

 (nor shall Lessee claim any money damages by way of set-off,

 counterclaim or defense) based upon any claim or assertion by Lessee that Lessor unreasonably withheld or unreasonably delayed its consent or approval.  Lessee's sole remedy shall be an action or proceeding to enforce any such provision, for specific performance, injunction or declaratory judgment.

           39.  Assignment and Subletting.

                (a)  General.  Lessee shall not assign its interest in this

 Lease, or sublease all or any portion of the Premises, or otherwise transfer its interests as Lessee under this Lease or in the Premises and/or the Appurtenant Areas or any part(s) thereof, by operation of law or otherwise, except as specifically permitted in this paragraph 39. No approval granted by Lessor under this paragraph shall relieve Lessee from its obligation to obtain Lessor's prior written consent to any subsequently desired or proposed assignment, sublease or other transfer of all or any portion of Lessee's interest herein.

                (b)  Assignment.

                (i)  Subject to the terms, conditions and limitations

 stated below, the Lessee shall be permitted to assign this Lease or sublet the Premises to the purchaser of a division or former division of Crompton &

 Knowles Corp. (or of substantially all of the assets of a division or former division of Crompton & Knowles Corp., or the purchaser of the voting stock of a wholly-owned subsidiary of Crompton & Knowles Corp.

 which owns substantially all of the assets of a division or former division of Crompton & Knowles Corp.), provided that:

               (A)  the Lessee is, and remains fully liable on this Lease between Lessee and Lessor subsequent to such

                    assignment, and

               (B)  the Guarantor remains fully liable under its

                    Guaranty, and any future guarantor of the Lessee's

                    full and faithful performance under this Lease

                    remains fully liable on its guaranty, and

               (C)  the Lessee has submitted to the Lessor evidence

                    reasonably satisfactory to the Lessor that the

                    proposed assignee is capable of meeting, has the

                    technical and financial resources required to meet,

                    and agrees to meet, all  Legal Requirements and

                    Environmental Laws intended to protect the

                    environment from harm due to the use and/or handling

                    and/or disposal of any one or more Chemical

                    Substances (whether solid, liquid or gaseous), and

               (D)  Lessee shall not then be in default under this

                    Lease; and

               (E)  Lessee shall deliver to Lessor, a complete copy of

                    such assignee's written assumption of all of Lessee's

                    obligations under this Lease, no later than twenty

                    (20) days prior to the effective date of such

                    assignment.

               (ii)  For the purposes of this Lease, a sale of a

 controlling interest in the voting stock of the then-lessee shall be deemed a lease assignment and, except as herein provided, and except for an assignment to Crompton & Knowles Corp. or a wholly-owned subsidiary of Crompton & Knowles Corp., Inc., the Lessee shall be prohibited from assigning this Lease, and any purported assignment shall be void and of no effect.

               (iii)  Transferee of Lessee's Assets.  Notwithstanding

 anything to the contrary contained herein, but subject to the restrictions and limitations stated below, Lessee may assign this Lease to any duly organized and validly existing entity, authorized to conduct business in Connecticut, which acquires substantially all of the

 Lessee's stock or assets, provided: (A) such transfer of stock or assets is intended solely for the purpose of enabling the transferee to continue the original Lessee's business operations, and not principally for the purpose of transferring the leasehold estate created hereby, (B)

 Lessee provides Lessor with not less than sixty (60) days prior written notice of such intended assignment, together with a detailed summary of the proposed business operations of such transferee and detailed current financial statements with respect to such transferee, (C) the proposed assignee must have a Standard and Poors (or similar nationally recognized rating agency) rating of B+, or better, immediately prior to,

 and immediately subsequent to, such proposed assignment, (D) Lessee is not then in default under this Lease, (E) Lessee has submitted to the

 Lessor evidence reasonably satisfactory to the Lessor that the proposed assignee is capable of meeting, has the technical and financial resources required to meet,
 and agrees to meet, all Legal Requirements and Environmental Laws intended to protect the environment from harm due to the use and/or handling and/or disposal of any one or more Chemical Substances (whether solid, liquid or gaseous), (F) Lessee shall deliver to Lessor, a complete copy of such transferee's written assumption of all of Lessee's obligations under this Lease, no later than twenty (20) days prior to the effective date of such assignment, and (G) in no event shall any such assignment release or relieve Lessee, or Guarantor, from any liability or obligation under this Lease, or the Guaranty, whether arising before or after such assignment.

               (iv)  Following any assignment of this Lease pursuant to

 this subparagraph (b), provided that Guarantor remains fully liable under its Guaranty, and any future guarantor of the Lessee's full and faithful performance under this Lease remains fully liable on its guaranty, this Lease may be reassigned to Crompton & Knowles Corp., or to any other wholly-owned subsidiary of Crompton & Knowles Corp.,

 provided that the assignor and the assignee shall, following such reassignment, be jointly and severally liable on such reassignment, be jointly and severally liable on this Lease with all other entities then liable with respect thereto.

               (c)  Sublease.

               (i)  General.  Provided Lessee shall not be in default of any of its obligations under this Lease and provided the Lessee is and remains fully liable on this Lease between Lessee and Lessor, and provided further that the Guarantor remains fully liable under its

 Guaranty of this Lease, and any future guarantor of the Lessee's full and faithful performance under this Lease remains fully liable on its guaranty, then in such case the Lessee shall be permitted to sublet the

 Premises, or portions thereof, from time to time, with the prior written consent of the Lessor, which consent shall not be unreasonably withheld.

               (ii)  Permitted Subleases.  Notwithstanding the foregoing, but subject to the terms, conditions and limitations set forth herein and provided that Lessee shall not then be in default in any of the terms,

 covenants, conditions and agreements of this Lease, including but not limited to the payment of the Fixed Rent or additional rent payable by

 Lessee hereunder, Lessee may:

               (A)   sublet the Premises, in whole or in part, from time to

 time, to a "wholly-owned subsidiary" or "affiliate" (as such terms are hereinafter defined) of the originally named Lessee herein or Crompton &

 Knowles Corp.; or

               (B)  sublet no more than Fifty Thousand (50,000) rentable

 square feet of the Premises, in the aggregate, from time to time, to any one or more duly organized and validly existing entities (hereinafter referred to as a "Service Provider"), provided that (1) such Service

 Provider(s) may use the sublet portion of the Premises only for the provision of services to the Lessee and the Lessee's employees at the

 Premises, such as cafeteria, fitness, travel agency and other similar services which are ancillary to Lessee's use of the Premises for administrative and office purposes, (2) such use shall be in compliance with all Legal Requirements and the terms of this Lease, and for no other use or purpose whatsoever, (3) Lessee shall provide Lessor with notice of any sublease to a Service Provider, together with a copy of a written sublease agreement, between Lessee and such Service Provider, in form and substance reasonably acceptable to Lessor and conforming with the terms of this paragraph 39, including subsection (v) below, within ten (10) days of the commencement of such sublease, and (4) Lessee may not sublease any portion of the Premises to any person engaged in the manufacture, handling, storage, transportation or disposal of Chemical

 Substances without the prior written consent of Lessor.

               (iii)  Definition of "affiliate", etc. A "wholly-owned

 subsidiary" shall mean any corporation all of whose outstanding voting stock shall at the time be owned,
 directly or indirectly, by the originally named Lessee herein, Crompton

 & Knowles Corp., or by one or more of their wholly-owned subsidiaries.

 An "affiliate" of the originally named Lessee herein, or of Crompton &

 Knowles Corp., shall mean any entity which directly or indirectly controls or is controlled by or is under common control with the originally named Lessee herein or Crompton & Knowles Corp.  For the purposes of this definition, "control" (including "controlling,"

 "controlled by" and "under common control with") as used with respect to any entity, shall mean the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of such entity, whether through the ownership of voting securities, or by contract or otherwise.

               (iv)  Each subletting pursuant to this paragraph (and any

 amendment, modification or termination of an approved sublease) shall be subject to all covenants, agreements, terms, provisions and conditions contained in this Lease, except the covenants to pay Fixed Rent and additional rent as provided hereunder.  Lessee covenants and agrees that, notwithstanding any subletting to any subtenant and/or acceptance of Fixed Rent or additional rent by Lessor from any subtenant, Lessee shall and will remain fully liable for the payment of the Fixed Rent and additional rent due and to become due under this Lease and for the performance of all the covenants, agreements, terms, provisions and conditions contained in this Lease on the part of Lessee to be performed, and all acts and omissions of anyone claiming under or through any subtenant which shall be in violation of any of the obligations of this Lease shall be deemed to be a violation by Lessee.

 Lessee further covenants and agrees that, notwithstanding any such subletting, no other and further subletting relating to any part of the

 Premises shall or will be made except upon compliance with and subject to the provisions of this Paragraph 39.

               (v)  With respect to each and every sublease or subletting authorized by the provisions of this subparagraph 39 (c):

               (1)  Any subletting shall be for a term ending no later

          than one day prior to the last day of the Term of this Lease,

          or any earlier termination of the term of this Lease, and that part, if any, of the proposed term of any sublease, or any renewal or extension thereof, which shall extend beyond a date one day prior to such last day of the Term of this Lease or earlier termination of the term of this Lease, is hereby

          declared and agreed to be a nullity.

               (2)  Upon the execution of any such sublease as may be

          authorized by this Paragraph 39, Lessee shall, within ten (10)

          business days after execution thereof, promptly deliver to the

          Lessor (and to the Mortgagee, if applicable) a complete copy of such sublease.

               (3)  Every sublease hereunder shall contain a provision

          in which the subtenant shall agree for the benefit of Lessor that, in the event this Lease is cancelled or terminated prior to the expiration date of the sublease, whether by voluntary or involuntary means or by operation of law, or for any reason whatsoever, the subtenant shall agree, if Lessor so requests,

          to make full and complete attornment to Lessor for the balance of the Term of the sublease, which attornment shall be

          evidenced by an agreement in form and substance satisfactory to

          Lessor, which the subtenant shall agree to execute and deliver within ten (10) days of Lessor's request.

          (d)  No Right To Mortgage.   Lessee shall have no right to

 mortgage and/or pledge this Lease.

          (e)  Lessor's Rights; Attornment.  Lessor shall have the right to assign, mortgage, pledge or otherwise transfer its interests in this

 Lease, the Premises, the Appurtenant Areas and/or any part(s) thereof,

 by operation of law or otherwise. Lessee agrees that, at the option of the landlord under any ground lease now or in the future affecting the Premises or the Land, Lessee shall attorn to said landlord in the event of the termination or cancellation of such ground lease and if requested by said landlord, enter into a new lease with said landlord (or a successor ground-lessee designated by said landlord) for the balance of the term of the Lease, upon the same terms and conditions as in this Lease.  In the event the Lessor shall transfer, assign, or otherwise convey its interest in the Premises or real property of which the Premises are a part, such transfer, sale,

 assignment or conveyance shall be subject to this Lease and Lessee and all assignees and sublessees of Lessee shall attorn to and respect such successor owner as the new landlord hereunder.

           40.  Effective Date; No Pre-Execution Effect.

           (a)  The provisions of this Second Amended and Restated Lease shall be effective upon the later of (i) the date this Second Amended and Restated Lease is fully executed by the parties hereto, and (ii)

 Lessor has closed the refinancing of the Preston Hill Park and obtained the release of all liens and mortgages, encumbering the Preston Hill

 Park as of the date hereof (including the Land and Premises) originally granted to Mitsubishi Trust and Banking Corporation (the "Effective

 Date").  Lessor and Lessee agree that, unless and until the Effective

 Date shall occur, this document shall be of no force or effect,

 regardless of any course of conduct by them which might indicate that an agreement exists or which appears to comport with the terms and conditions of this document.

           (b)  Notwithstanding the provisions of (a) above, in the event the Effective Date has not occurred on or before November 14, 1997 (the

 "Outside Date"), then either Lessor or Lessee may elect to terminate this Second Amended and Restated Lease effective upon delivery of written notice of termination under this subparagraph (b) to the other party hereto, in which event the parties hereto shall have no further rights or
 obligations to each other under this Second Amended and Restated Lease,

 but the First Amended and Restated Lease shall remain in full force and effect in accordance with its terms.

           41.  Termination of First Amended and Restated Lease.  Lessor

 and Lessee agree that, as of the day before the Effective Date (as defined in Paragraph 40 above), the First Amended and Restated Lease shall be deemed terminated by mutual agreement.  Notwithstanding the foregoing, all of the Lessor's and Lessee's respective obligations which arose or accrued under the First Amended and Restated Lease, prior to the termination of the First Amended and Restated Lease hereunder, to pay rent for periods prior to the Effective Date and to indemnify Lessor and all other obligations expressly so stated shall survive the termination of the First Amended and Restated Lease.

           42.  Lessee's Signage Rights.

           (a)   For so long as Lessee, or a wholly-owned subsidiary or

 affiliate of Lessee, (i) is occupying and conducting business in the

 Premises, (ii) has not assigned or subleased, in whole or in part, its or their interest in this Lease, or the Premises, and (iii) no Event of

 Default shall have occurred hereunder:

           (1)  Lessor shall not name (or rename) the Preston Hill Office

 Park (the "Park"), in which the Premises is located, after any commercially recognized business entity which is a competitor of the

 Lessee, without obtaining the Lessee's prior consent; provided Lessor shall have no obligation to name the Park after the originally named

 Lessee; and

           (2)  No other tenant of the Park shall be granted exterior signage and rights other than at the exterior of such tenant's leased premises, at each entrance to the Park and at strategic roadway intersections in the Park.

           (3)  No other tenant or occupant of the Park shall be granted exterior signage and placard rights which exceed, in size, lettering or prominence of location, any similar signage rights granted Lessee hereunder.  Any exterior signage installed by any other tenants in, on or about any building in the Park or at Park entrances or strategic roadway intersections, shall have a design which is consistent with standards for similar signage for "Fortune 500" corporations located at other office or research complexes in Connecticut.

           (4)  Lessee may install, at Lessee' expense, at each entrance to the Park, at strategic roadway intersections in the Park, and on or about the Premises, signage having a design consistent with standards for similar signage for "Fortune 500" corporations located at other office or research complexes in Connecticut.  Lessee shall provide

 Lessor with no less than thirty (30) days notice prior to the installation of any Lessee signage, which notice shall include detailed plans of Lessee' desired signage.

           (b)  All signage referring to Lessee, or its sublessee's may also refer to Crompton & Knowles Corporation, or such other successor and/or parent company of Lessee as there may be from time to time;

 provided such reference to Crompton & Knowles may not be placed on separate signage.

           (c)  Lessee shall keep and maintain, at Lessee' expense, all of

 Lessee's signage in good condition and repair at all times during the term of this Lease.  All Lessee's signage shall comply with all Legal

 Requirements and Lessee shall be solely responsible for procuring, at

 Lessee's cost, all zoning and other municipal approvals which may be required for Lessee's signage.  Lessee shall remove all signs at the expiration or termination of this Lease and restore the affected area to its original condition.

           43.  Exculpatory Clause.  All separate or personal liability of

 Lessor under or in connection with this Lease, or any of Lessor's partners, officers, directors,
 employees and/or joint ventures, is hereby waived by Lessee, and by every person now or hereafter claiming by, through or under Lessee, and

 Lessee agrees that it shall look solely to Lessor's interest in the

 Premises (and for so long as Lessor owns fee simple title to the Land and other buildings located on the Land, to Lessor's interest in the

 Land and such other buildings) for the payment or other satisfaction of any claim against Lessor under or in connection with this Lease.

           44.   COMMERCIAL TRANSACTION.   LESSEE ACKNOWLEDGES THAT THIS

 LEASE CONSTITUTES A COMMERCIAL TRANSACTION WITHIN THE MEANING

 OF <section> 52-278A OF THE CONNECTICUT GENERAL STATUTES.  PURSUANT

 TO <section> 52-278F OF SAID CONNECTICUT GENERAL STATUTES, LESSEE

 HEREBY WAIVES AND RELINQUISHES ALL RIGHTS TO NOTICE AND HEARING

 AS PROVIDED IN <section> 52-278A THROUGH <section> 52-278G OF SAID

 CONNECTICUT GENERAL STATUTES PRIOR TO LESSOR OBTAINING ANY

 PREJUDGMENT REMEDY AGAINST TENANT IN CONNECTION WITH THE

 ENFORCEMENT BY LESSOR OF ANY OF ITS RIGHTS OR REMEDIES UNDER

 THIS LEASE.  IF SUMMARY PROCESS IS UTILIZED, LESSEE HEREBY WAIVES

 ALL REQUIRED NOTICES, PURSUANT TO <section> 47A-24 OF THE

 CONNECTICUT GENERAL STATUTES, EXCEPT THOSE REQUIRED UNDER THIS

 LEASE.

           45.  Waiver of Jury Trial; Counterclaims, Etc.

           (a)  Lessee waives Lessee's rights, if any, to assert a

 counterclaim in any summary proceeding brought by Lessor against Lessee,

 and Lessee agrees to assert any such claim against Lessor only by way of a separate action or proceeding, unless such counterclaim would be deemed waived or banned if not brought by Lessee in such summary proceeding.

           (b)  To the extent not prohibited by applicable law, Lessor and

 Lessee hereby waive trial by jury in any action, proceeding or counterclaim brought by either against the other or any matter whatsoever arising out of or in any way connected with this Lease, the relationship of Lessor and Lessee, or Lessee's use or occupancy of the

 Premises, or any emergency or other statutory remedy with respect thereto.

           46.  Authority.  Each of the individuals executing this Lease on behalf of Lessee warrants and represents individually to Lessor that

 Lessee is a duly authorized and existing corporation, qualified to do business in the State of Connecticut, that Lessee has the full right and authority to enter into this Lease, and that each and every individual signing on behalf of Lessee is duly authorized to do so. Lessee will provide evidence reasonably satisfactory to Lessor confirming these representations.

           47.  No Offer.  It is understood and agreed that this Lease is submitted to Lessee on the understanding that it shall not be considered an offer and shall not bind Lessor in any way until (a) Lessee has duly executed and delivered duplicate originals to Lessor and (b) Lessor has executed and delivered one (1) of said originals to Lessee.

           48.  Construction.  This Lease represents the result of

 negotiations between Lessor and Lessee, each of which has been (or has had opportunity to be) represented by counsel of its own selection, and neither of which as acted under duress or compulsion, whether legal,

 economic or otherwise.  Consequently, Lessor and Lessee agree that the language in all parts of this Lease shall in all cases be construed as a whole according to its fair meaning and neither strictly for or against

 Lessor or Lessee.  Further, the rule of "ejusdem generis" shall not apply in construing the provisions of this Lease.

           49.  Survival.  All of Lessee's obligations under this Lease to pay rent and to indemnify Lessor and all other obligations expressly so stated shall survive the expiration or sooner termination of the

 Lease. No payments of money by Lessee to Lessor after the end of the Term shall reinstate, continue or extend the Term or make ineffective any notice given to Lessee prior to the payment of such money.  After the service of notice or the commencement of a suit,

 or after final judgment granting Lessor possession of the Premises,

 Lessor may receive and collect any sums of rent due under this Lease,

 and the payment of Rent shall not make ineffective any notice, or in any manner affect any pending suit or any judgment previously obtained.

           50.  Lessor's Covenant Regarding Future Use of Park.

           (a)  Use Limitations.  Notwithstanding anything to the contrary contained in this Lease, during the Term of this Lease (and provided this Lease shall then be in force and effect), Lessor shall prohibit all other tenants and lessees of space in the Park from using any space in the Park for (A) any warehousing use which is not ancillary to another use otherwise permitted under this subparagraph (a), (B) any light manufacturing or light industrial purposes, or (C) any other use which may, from time to time, be permitted under applicable Legal

 Requirements, including zoning laws, rules, regulations and codes, if,

 but only if, any such uses which are described in (A), (B) or (C) above would:

           (i)  involve research on mammals (other than rodents),

           (ii) constitute a public or private nuisance,

           (iii) result in the discharge of objectionable fumes, vapors or odors as perceived from the Premises,

           (iv) result in the generation of a level of traffic on the Park roadways and in the Park parking areas, during normal business hours, by motor vehicles having more than two (2) axles and which would be unreasonably disruptive of the Lessee's use and enjoyment of the

 Premises,

           (v)  result in the generation of a level of noise, or other sound,

 which, as measured at the Premises, would be unreasonably disruptive of the

 Lessee's use and enjoyment of the Premises, or

           (vi)  result in (A) any additions or alterations to the external appearance of any existing buildings (including external signage) on the

 Land, or (B) the construction of any new buildings on the Land, or the installation of external signage in the Park, which, in either case, if substantially visible from the Premises, are not substantially architecturally equivalent with (i) the external architectural style of the Premises, and associated external signage, or (ii) any other external architectural style which may then be found in other developments in the State of Connecticut which are similar to the Park.

           (b)   Expedited Arbitration.   In the event Lessor shall provide

 Lessee with notice of a proposed use of the Park which Lessor believes is, or shall be, in conformance with the terms of subparagraph (a)

 above, Lessee shall, within five (5) business days of the delivery of such notice to Lessee, provide Lessor with a reply (for purposes of this subparagraph, the "reply") stating whether or not Lessee agrees that such proposed use is in conformance with such covenant.  If Lessee does not agree that such proposed use will be in conformance with such covenant, Lessee shall also state, with particularity, why Lessee believes that such proposed use is not, or would not be, in conformance with such covenant.  Lessee's failure to provide such reply within such five (5) business day period shall be deemed to constitute Lessee's express consent to such proposed use and Lessee's express agreement that such proposed use shall not be in violation of the covenant set forth in subparagraph (a) above.  In the event Lessee's reply shall indicate that

 Lessee reasonably believes that such proposed use will be in violation of such covenant, then, in the event the parties are unable to reconcile such disagreement to their full satisfaction within five (5) business days following Lessor's receipt of Lessee's reply hereunder, the matter shall be resolved, within twenty (20) days thereafter, by mandatory, binding arbitration conducted, at a location in the State of Connecticut selected by Lessor, in accordance with the rules then prevailing of the American Arbitration Association, or its successor as follows:

           Lessor and Lessee shall, within five (5) days of the expiration of such five (5) day informal dispute resolution period, each appoint an arbitrator who shall promptly confer with each other and attempt to make a joint determination of the issue.  No arbitrator appointed hereunder may be an individual who has represented either party hereto in connection with this Lease or with any other real estate transactions.

 If such arbitrators are able, within ten (10) days of their appointment,

 to agree upon such matter they shall notify Lessor and Lessee in writing of their joint determination which, absent fraud, bad faith, coercion or other misdeed, shall be binding upon Lessor and Lessee.  If such arbitrators shall fail to reach a joint determination of such issue within such ten (10) day period, then such arbitrators shall immediately

 (1) prepare detailed written statements of the reasons for their determinations of the issue(s) involved, (2) designate a third arbitrator, and (3) submit copies of each such determination described in clause (1) hereof to Lessor, Lessee and such third arbitrator.  If the two arbitrators shall fail to agree upon the designation of such third arbitrator within five (5) days, either party may apply to the

 American Arbitration Association in Connecticut or any successor organization thereto having jurisdiction and having offices in

 Connecticut, for the designation of such third arbitrator.  The third arbitrator shall conduct such hearings and investigations as (s)he may deem appropriate and shall, within ten (10) days after the date of his/her designation, choose the determination of the two arbitrators who were originally selected by the parties which is the nearest to the determination such third arbitrator would have made acting alone, and that choice by the third arbitrator absent fraud, bad faith, coercion or other
 misdeed shall be conclusively binding upon Lessor and Lessee.  The non-

 prevailing party, as determined by such arbitration decision, shall be solely responsible for paying all  reasonable counsel fees and reasonable out-of-pocket expenses of Lessor and Lessee in connection with any arbitration under this subparagraph (b), including the reasonable expenses and fees of any arbitrator selected by it hereunder,

 and such non-prevailing party shall be solely be responsible for paying all other reasonable expenses and fees of any such arbitration,

 including, but not limited to, the reasonable fees of the third arbitrator who may be appointed hereunder. (Notwithstanding the foregoing, Lessee shall have no obligation to pay for any costs and expenses incurred by Lessor in connection with any arbitration arising out of a dispute regarding Power Plant Operating Expenses, if such arbitration is instituted by any party other than Lessor, Lessee or any occupant of space in the Premises.)  Each arbitrator participating in the resolution of a dispute arising under Paragraph 2(b) or Paragraph

 50(a) shall (i) have at least ten (10) years experience in the architectural or commercial real estate development industry in the

 State of Connecticut, and (ii) be familiar with the commercial real estate market in the Middlebury, Connecticut area.  Each arbitrator participating in the resolution of a dispute arising under subparagraph

 29 (c) (The Power Plant; Power Plant Operating Expenses), shall have experience relevant to the issues to be determined. When the issues submitted to arbitration have been determined, the parties hereto, on request of either of them, shall enter into a signed, written stipulation with respect thereto.  The final decision of the arbitrator shall be binding upon the parties hereto.  The arbitration procedure provided herein shall be the sole and exclusive remedy available to

 Lessee for any claimed violation of the terms of Paragraph 50 (a) by

 Lessor, or any proposed tenant, lessee or other occupant of any space in the Park. Lessee hereby waives any and all rights to seek monetary damages, injunctive or declaratory relief, or any other legal or equitable remedy by reason of any claimed violation by Lessor, or any proposed tenant, lessee or other occupant of any space in the Park, of the use restrictions stated in subparagraph 50 (a) above.

 Notwithstanding the foregoing, Lessee may seek to enforce, by appropriate legal or equitable means, any final decision rendered by arbitration pursuant to this subparagraph 50 (b).

           51.  Prior Notice of Public Marketing Efforts.  Lessor

 agrees to provide Lessee with notice prior to (a) signing any listing agreement with any real estate broker authorizing such broker to publicly market the Premises for sale, or (b) placing any "For Sale"

 signs on the Land.  Lessor shall have no obligation to disclose to

 Lessee the identity of any proposed purchaser of the Premises, Land or

 Park, or the terms of any offers solicited or received by Lessor.

 Lessor's failure to comply with the terms of this Paragraph 51 shall not

 (i) constitute a default, by Lessor, under this Lease, (ii) prevent

 Lessor from conveying good title to the Park, (iii) subject Lessor to any claim for monetary damages, (iv) entitle Lessee to enjoin or prevent any sale of the Park, or (v) otherwise relieve Lessee from any obligation to pay Fixed Rent or any additional rent due under this

 Lease.



           [No further text on this page]

          IN WITNESS WHEREOF, the parties hereto have caused this Lease to be executed as of the date first above written.



Witnesses:
                                    THE MIDDLEBURY PARTNERSHIP, Lessor by
                                    White-Middlebury Associates Limited
/s/ Stephen P. Duffy     Partnership, its Managing General Partner,

/s/ Cheryl A. Neus        By:/s/ W. Hackerman
                                 ----------------------
                                 its Managing Partner





Witnesses:                     UNIROYAL CHEMICAL COMPANY, INC.,
                                       Lessee
/s/ Elizabeth Carroll
-------------------------          By: /s/ F. Manganella
                                          ------------------
                                                     Title:  Treasurer
/s/ Timothy R. Carmody
         [Seal]

STATE OF CONNECTICUT    )
                        )  ss.  Middlebury
COUNTY OF NEW HAVEN     )


         On this 10 day of November, 1997, personally

 appeared before me /s/ Willard Hackerman, the Managing

 Partner of White-Middlebury Associates Limited Partnership, the signer and sealer of the foregoing instrument, and acknowledged the same to be his/her free act and deed, the free act and deed of said Limited

 Partnership and the free act and deed of The Middlebury Partnership.



                               /s/ Tammy Fanning
                                         Notary Public

STATE OF CONNECTICUT    )
                        )  ss.  Middlebury
COUNTY OF NEW HAVEN     )


         On this  28th day of August, 1997, personally appeared before me

 Uniroyal Chemical Company, Inc., by Frank Manganella, its Treasurer, the

 signer and sealer of the foregoing instrument, and acknowledged the same to be his/her free act and deed, and the free act and deed of said

 Corporation.



                              /s/ Timothy R. Carmody
                              ----------------------------------------
                              Commissioner of the Superior Court

                                SCHEDULE A

                         DESCRIPTION OF THE "LAND"

     All those three certain pieces or parcels of land situated in the Towns of Middlebury, Oxford and Southbury in the County of Now Haven and State of Connecticut described as follows:

FIRST PARCEL:

     A certain piece or parcel of land containing an area of
105.874 acres located in the Town of Middlebury, County of New Haven and State of Connecticut, said parcel being southeasterly of Interstate Highway 84 and southwesterly of Relocated Benson Road and said piece or parcel of land being more particularly described and bounded as follows:

     Beginning at a point in the westerly highway line of relocated Benson Road, said point being 502.81 feet southerly of the southerly line of Conn. Highway Interstate Highway 84, when measured along the westerly line of said relocated Benson
Road;

     Thence proceeding along said westerly highway line of relocated Benson Road in a straight line having a bearing of S 20 degrees 040' 09" E, a distance of 23.36 feet to a point of curvature;

     Thence continuing southeasterly along said highway line in curved line concave to the northeast and having a radius of 825 feet, a distance of 60 feet to a point of compound curvature;

     Thence continuing southeasterly along said highway line in a curved line concave to northeast and having a radius of 3,241 feet, a distance of 1,032.31 feet to a point of compound curvature;

     Thence continuing southeasterly along said highway line in a curved line concave to the northeast and having a radius of 1,714.17 feet, a distance of 494.348 feet to a point;

     Thence S 65 degrees 34' 18" W, along land of International
Business Machines Corporation (referred to in the balance of this Schedule, for purposes of describing bounding owners, as "IBM"), a distance of 405.796 feet to a point;

    Thence due south, along other land of IBM, a distance of
600.00 feet to a point;

    Thence S 36 degrees 56' 20" W, along other land of IBM, a distance of 832.00 feet to a point;

    Thence due west, along other land of IBM, a distance of
600.00 feet to a point;

    Thence N 38 degrees 22' 35" W, along other land of IBM, a distance of 631.42 feet to a point;

    Thence due south, along other land of IBM, a distance of 1,230.00 feet to a point;

    Thence S 14 degrees 51' 30" W, along other land of IBM, a distance of 291.46 feet to a point, which is the southeast corner of the First Parcel and the northeast corner of the Second Parcel described herein said point being in a division line between the Town of Middlebury to the north and the Town of Oxford to the south as shown on a map in Volume 10 at Page 88 of the Middlebury Land Records (hereinafter referred to as the "Town Line Map");

    Thence N 85 degrees 49' 30" W, along said Middlebury-Oxford town line, being also a portion of the northerly line of the Second Parcel described herein, a distance of 245.91 feet to a point;

    Thence due north, along other land of IBM, a distance of 2,951.486 feet to a point, said point being in the southeasterly line of land of the State of Connecticut, being the southeasterly highway line of Interstate Highway 84;

    Thence N 42 degrees 37' 55" E, along said highway line, a distance of 282.532 feet to a point;

    Thence N 22 degrees 04' 35" E, along said highway line, a distance of 213.60 feet to a point;

    Thence N 41 degrees 04' 10" E, along said highway line, a distance of 451.19 feet to a point;

    Thence N 84 degrees 58' 15" E, along either land of IBM, a distance of 756.39 feet to the point and place of beginning.

    Said hereinabove described parcel being bounded:

    NORTHEASTERLY    by Relocated Benson Road;

    SOUTHEASTERLY,EASTERLY, again SOUTHEASTERLY, SOUTHERLY,
                     SOUTHWESTERLY and again EASTERLY by other land of IBM;

    SOUTHERLY        by Middlebury-Oxford town line being a
                     portion of the northerly line of the Second
                     Parcel described herein;

    WESTERLY         by other land of IBM;

    NORTHWESTERLY    by land of the State of Connecticut, being
                     Interstate Highway 84; and

    NORTHERLY        by other land of IBM.

SECOND PARCEL:

     A certain piece or parcel of land containing an area of 8.2 acres, more or less, located in the Town of Oxford, County of New Haven and State of Connecticut, said parcel being southerly of the Oxford-Middlebury town line, and easterly of the Oxford-Southbury town line and said piece or parcel of land being more particularly described and bounded as follows:

     Beginning at a point on the Oxford-Middlebury town line, said point being distant easterly about 830 feet on a course bearing S 85 degrees 49' 30" E from a point marking the intersection of said town line with the center line of Eight Mile Brook and the Oxford-Southbury town line, as shown on the Town Line map which point i. the southeast corner of the First Parcel described herein, and the northeast corner of the Second Parcel;

     Thence proceeding S 26 degrees 22' 37" W, along other land of IBM, a distance of 243.66 feet to a point;

     Thence S 34 degrees 32' 04" W, along other land of IBM, a distance of 248.09 feet to a point;

     Thence S 69 degrees 40' 35" W, along other land of IBM, a distance of 156.94 feet to a point;

     Thence S 56 degrees 06' 50" W, along other land of IBM, a distance of 131.14 feet to a point;

     Thence S 65 degrees 39' 50" W, along other land of IBM, a distance of 80.97 feet to a point;

     Thence s 52 degrees 52' 25" W, along other land of IBM, a distance of 82.28 feet to a point;

     Thence S 47 degrees 16' 00" W, along other land of IBM, a distance of 73.06 feet to a point, said point being in the center line of Eight Mile Brook and also being in the division line between the Town of Oxford to the east and the Town of Southbury to the west as shown on the Town Line Map, said point being the southeast corner of the Third Parcel described herein and the southwest corner of the Second Parcel;

     Thence proceeding northerly in an irregular line which marks the center line of Eight Mile Brook and which denotes at this location the town line between the Town of Oxford to the east and the Town of Southbury to the west, as shown on the Town Line Map, a distance of about 830 feet in part along the easterly line of the Third Parcel described herein and in part along other land of IBM to a point - said point being at the intersection of the Oxford-Southbury town line with the Oxford-Middlebury town line as shown on the Town Line Map;

     Thence proceeding S 85 degrees 49' 30" E, along the said Oxford-Middlebury town line, a distance of about 830 feet in part along other land of IBM and in part, along the southerly line of the First Parcel described herein to the point of beginning.

     Said hereinabove described Second Parcel being bounded:

     NORTHERLY      by the Oxford-Middlebury town line, being, in
                    part the southerly line of other land of IBM and in part the southerly line of the First
                    Parcel described herein;

     SOUTHEASTERLY  by other land of IBM; and

     WESTERLY by the Oxford-Southbury town line as marked by the center line of Eight Mile Brook and being, in part the easterly line of the Third Parcel described herein and in part the easterly line of other land of IBM.

THIRD PARCEL:

     A certain piece or parcel of land containing an area of 4.0 acres more or less located in the Town of Southbury, County of New Haven and State of Connecticut, said parcel being westerly of the Oxford-Southbury town line as evidenced by the center line of Eight Mile Brook as shown on the Town Line Map and easterly of Strongtown Rd. (Rte. 188), and said piece or parcel of land being more particularly described and bounded as follows:

     Beginning at a point on the Oxford-Southbury town line as shown on the Town Line Map which point marks the southwesterly corner of the Second Parcel herein described and southeast corner of the Third Parcel;

     Thence proceeding S 47 degrees 16' 00" W, along other land of IBM, a distance of 70.00 feet to a point;

     Thence S 54 degrees 43' 15" W, along other land of IBM, a distance of 33.00 feet to a point;

     Thence N 87 degrees 24' 50" W, along other land of IBM, a distance of 26.16 feet to a point;

     Thence S 81 degrees 54' 50" W, along other land of IBM, a distance of 40.88 feet to a point;

     Thence S 75 degrees 11' 00" W, along other land of IBM, a distance of 84.38 feet to a point;

     Thence S 71 degrees 27' 15" W, along other land of IBM, a distance of 198.35 feet to a point;

     Thence S 71 degrees 03' 20" W, along other land of IBM, a distance of 261.29 feet to a point in the easterly highway line of Strongtown Rd.,

     Thence proceeding northeasterly along said highway line in a curved line concave to the southeast and having a radius of
926.09 feet, a distance of 304.4 feet to a point of tangency;

     Thence continuing along said highway line in a straight line having a bearing of N 15 degrees 38' 00" E, a distance of 145.00 feet to a point;

     Thence S 66 degrees 42' 22" E, along other land of IBM, a distance of 229.24 feet to a point;

     Thence S 84 degrees 03' 11" E, along other land of IBM, a distance of 144.78 feet to a point;

     Thence N 66 degrees 15' 02" E, along other land of IBM, a distance of about 220 feet to a point, said point being on the Southbury-Oxford town line as evidenced by the center line of Eight Mile Brook as shown on the Town Line Map;

     Thence proceeding southerly in an irregular line along said center line of Eight Mile Brook, being a portion of the westerly line of the Second Parcel described herein, a distance of about
220 feet to the point of beginning;

     Said hereinabove described Third Parcel being bounded:

     NORTHERLY      by other land of IBM;

     EASTERLY by said Southbury-Oxford town line being the center line of Eight Mile Brook and being a portion of the westerly line of the Second
                    Parcel described herein;

     SOUTHERLY      by other land of IBM; and

     WESTERLY       by Strongtown Rd. (Rte. 188).

     All three hereinabove described and bounded pieces or parcels of land being the land more particularly depicted on a map consisting of two sheets entitled "Map Showing a Portion of Property of International Business Machines Corporation Located in the Towns of Middlebury, Southbury & Oxford, Connecticut,
Scale: 1" = 100' Total Area: 118 AC. + Dec. 3, 1987, rev. Dec. 17, 1987", said map having been prepared by Surveying Associates, P.C. 432 Main Street, Danbury Conn. which map is on file in the offices of the Town Clerks of the said towns of Middlebury, Southbury and Oxford.

     Said three parcels are conveyed together with the right to maintain, repair and replace, and to use, any existing drainage ditch, pipe or line located on or crossing, any adjoining land of IBM, including, without limitation, the drainage ditch located near Benson Road, which leads from the premises above described onto other land of IBM lying to the south of the premises above described.

                                SCHEDULE B

                              PARKING SKETCH

                                SCHEDULE C

                         [INTENTIONALLY OMITTED]

                                SCHEDULE D

         SUBORDINATION, NON-DISTURBANCE AND ATTORNMENT AGREEMENT



                       Dated as of ___________,1997



 Lessor:  The Middlebury Partnership

 Lessee:  Uniroyal Chemical Company, Inc.

 Address of Lessee:  World Headquarters
                     Preston Hill Office Park
                     Middlebury, CT 06749

 Description of Lease:  As set forth in Exhibit A


 Premises:   R&D Building located on the land described in Exhibit B
             (the "Land") and appurtenant rights described in the Lease


 UNIROYAL CHEMICAL COMPANY, INC., having its principal office at the address specified above, as Lessee under the referenced lease (the

 "Lease") of the Premises, and __________________________________

 ("Mortgagee"), as mortgagee under an Open-End Mortgage and Security

 Agreement and assignee under an Assignment of Rents and Leases, both dated as of the date hereof from The Middlebury Partnership ("Lessor"),

 which encumber, among other property, the Premises and the rents payable by Lessee under the Lease, and which are intended to be recorded contemporaneously with this Agreement (together, the "Mortgage"), hereby agree as follows:

 1.       Provided that no Event of Default (as defined in the Lease) has occurred and is continuing under the terms of the Lease beyond any applicable cure and that no

 event has occurred which would permit Lessor to terminate the Lease pursuant to any of its terms, Lessee's rights under the Lease shall not be affected or disturbed by Mortgagee in the exercise of any of its rights under the Mortgage, or any renewal,

 extensions, modifications or consolidations thereof, or the notes or other obligations secured thereby, including, without limit, if any action or proceeding is commenced by Mortgagee for the foreclosure of the Mortgage or the sale of the Premises, Lessee shall not be named as a party therein (unless such joinder shall be desirable to protect

 Mortgagee's interest under the Mortgage or the Assignment, in which case

 Mortgagee shall not seek affirmative relief from Tenant in any such action or proceeding), and any sale of the Premises pursuant to the exercise of any rights and remedies under the Mortgage, or any renewals,

 extensions, modifications or consolidations thereof shall be made subject to Lessee's rights under the Lease, as more particularly provided herein. Mortgagee acknowledges that, to the best of its knowledge and belief, Lessee is not in default under the Lease.

 2.       Lessee agrees to attorn to Mortgagee or any purchaser of the

 Premises, and the Lease shall not be deemed terminated and shall continue in full force and effect as, or as if it were, a direct lease between Mortgagee or such purchaser of the Premises and Lessee, upon all of the terms, covenants and conditions of the Lease; provided that neither Mortgagee nor any such purchaser of the Premises shall:

               (i)  be liable for any act or omission of Lessor under the

 Lease that occurs prior to the date of acquisition of title to the

 Premises by the Mortgagee or any such purchaser; or

               (ii)  be bound by any previous modification of the Lease

 or by any previous prepayment of more than one (1) month's Fixed Rent,

 or any additional rent which Lessee shall have paid to Lessor in advance, unless such modification or prepayment shall have been expressly approved in writing by Mortgagee; or

               (iii)  be subject to any offsets or defenses which Lessee

 may have against Lessor which arise out of any actions or omissions of

 Lessor which occurred prior



                                    D2
 to the date of acquisition of title to the Premises by the Mortgagee or any such purchaser provided, however, this provision shall not affect

 Lessee's rights to such offsets as Lessee may be expressly permitted to exercise under the terms of the Lease which arise out of the actions or omissions of the Mortgagee (or a purchaser therefrom) occurring from and after the date of the acquisition of title to the Premises by the

 Mortgagee, or such purchaser; or

               (iv)  be obligated to repair, replace, rebuild or restore

 the Premises or any other land, buildings or improvements in the event of damage or destruction; or

               (v)  be personally liable for the performance of Lessor's

 obligations under or in connection with the Lease and Lessee shall look only to such successor lessor's interest in the Premises (and for so long as such foreclosing Mortgagee, or a purchaser therefrom, owns fee simple title to the Land and other buildings located on the Land, to such foreclosing Mortgagee's (or such purchaser's) interest in the Land and such other buildings) (or the proceeds thereof) and to no other property or assets of such successor lessor for the satisfaction of

 Lessee's remedies under the Lease.

 3.       Subject to the terms and conditions of this Agreement, the

 Lease and Lessee's rights thereunder are and shall be subject and subordinate to the lien of the Mortgage and to all of the terms,

 conditions, and provisions thereof, to all advances made or to be made thereunder or under any of the notes or other obligations secured thereby, and to any renewals, extensions, modifications or

 consolidations thereof or such obligations, including any increases therein, with the same force and effect as if the Mortgage and such secured obligations, together with all such renewals, extensions,

 modifications or consolidations, had been executed, delivered and recorded prior to the execution and delivery of the Lease. Upon the occurrence of a default under the Lease,



                                    D3

 Mortgagee shall have the right to send a notice of default under the

 Lease, which shall be effective for all purposes under the Lease.

 4.       The foregoing provisions shall be self-operative, provided that

 Lessee and Mortgagee agree to execute and deliver to Mortgagee, to any other person to whom Lessee herein agrees to attorn, or to Lessee such other instrument in recordable form as either Lessee, Mortgagee or such other person shall reasonably request in order to effectuate or evidence said provisions.

 5.       This Agreement shall not operate (x) to place any

 responsibility for the control, care, management or repair of the

 Premises or any other land, buildings or improvements upon Mortgagee,

 (y) to require Mortgagee to comply with any of the terms or provisions of the Lease or otherwise impose any obligation upon Mortgagee with respect to the Lease, or (z) to make Mortgagee responsible or liable for any waste committed on the Premises or any other land, buildings or improvements by any party or for the negligence, willful misconduct,

 action or inaction in the management, upkeep, repair or control of the

 Premises or any other land, buildings or improvements which shall result in loss, injury or death to any lessee, sublessee or licensee of all or any part of the Premises or any other land, buildings or improvements,

 any employee of the same or any stranger.

 6.       Any act done or attempted in violation of any term or covenant of this Agreement shall be wholly void as against Mortgagee, its successors or assigns.

 7.       Lessee hereby warrants and represents, covenants and agrees to and with Mortgagee:



                                    D4

                              (a)  not to alter or modify the Lease in any

 respect or to agree to any cancellation of the Lease without the prior written consent of Mortgagee;

                              (b)  to deliver to Mortgagee a duplicate of each

 notice of default delivered to Lessor or any successor lessor at the same time as such notice is given to Lessor or any successor lessor;

                              (c)  that Lessee is now the sole owner of the

 leasehold estate created by the Lease and shall not hereafter assign the

 Lease except as permitted by the terms thereof;

                              (d)  not to seek to terminate the Lease or abate

 any of the rent thereunder by reason of any default of Lessor or any successor lessor or any act or omission of Lessor or any successor lessor which would entitle Lessee to cancel the Lease or abate any amount payable thereunder or to claim a partial or total eviction without prior written notice thereof to Mortgagee and the lapse thereafter of such time as under the Lease was offered to Lessor or any successor lessor in which to remedy the default, after which time Mortgagee, at its option, may remedy any such default within thirty (30) days after the expiration of such time as Lessor or such successor lessor was permitted to cure such default; provided,

 however, (a) the foregoing additional thirty (30) day cure period shall not apply to Lessee's right to exercise any self-help or rent abatement remedies under the terms of Section 30(b)(ii) and (iii) or Section 30(c) of the Lease

 by reason of any failure by Lessor, or any successor lessor, to provide heated water, chilled water, or process steam to the Premises, as required pursuant to the terms of the Lease, and (b) with respect to any default of Lessor, or any successor lessor, under the Lease which cannot be remedied within such time, if Mortgagee commences to cure such default within



                                    D5
 such time and thereafter diligently proceeds with such efforts,

 Mortgagee shall have such time as is reasonably necessary to complete curing such default;

                              (e)  not to prepay or compromise payment of

Fixed Rent, additional rent oor other sums due or to become due under the

Lease;

                              (f)  to promptly certify in writing to

 Mortgagee, in connection with any proposed assignment of the mortgage, to the best of its knowledge, whether or not any default on the part of Lessor or any successor lessor then exists under the Lease and to deliver to Mortgagee any tenant estoppel certificates required under the

 Lease; and

                              (g)  upon receipt by Lessee of a notice from

 Mortgagee that Lessor or any successor lessor has defaulted under the

 Mortgage and has failed to cure the default within any applicable grace period set forth in the Mortgage and requesting Lessee to henceforth make all payments under the Lease to Mortgagee, Lessee shall thereafter pay directly to Mortgagee all rent and other sums due and to become due under the Lease.

 8.       This Agreement shall inure to the benefit of and be binding upon the parties hereto and their respective successors and assigns.

 9.       This Agreement shall be governed and construed in accordance with the laws of the State of Connecticut.

 10.      Lessee shall notify Mortgagee at:

          ----------------------------------

          ----------------------------------

          ----------------------------------



                                    D6
 of any default of Lessor or any successor lessor under the Lease, and agrees that no such default shall entitle Lessee to cancel the Lease or,

 except as provided in (d) above, abate the rent payable thereunder.

 11.      This Agreement may not be terminated, amended or waived orally,

 but only by an instrument in writing signed by Lessee and Mortgagee or their respective successors and assigns.

 IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the day and year first above written.


 Witnesses:                   UNIROYAL CHEMICAL COMPANY, INC.,
                              a New Jersey corporation

-------------------------
                              By:
                                 --------------------------------
-------------------------        Its:



                              [Name of Mortgagee]


-------------------------
                              By:
                                 --------------------------------
-------------------------        Its:


                              Lessor hereby agrees to the provisions of Paragraph 7(g) hereinabove on behalf of itself and its successors and assigns as Lessor under the Lease:

                              THE MIDDLEBURY PARTNERSHIP, a Connecticut general partnership

-------------------------
                              By:
                                 --------------------------------
-------------------------        Name:
                                 Title:



                                    D7

 STATE OF               )
                        )  ss.             , 1997
 COUNTY OF              )


          Personally appeared                     ,                    of
 Uniroyal Chemical Company, Inc., signer and sealer of the foregoing instrument, and acknowledged the same to be his/her free act and deed as
 such                    and the free act and deed of Uniroyal Chemical
 Company, Inc., before me.



                               -------------------------------------
                               Commissioner of the Superior Court
                               Notary Public
                               My Commission Expires:



 STATE OF               )
                        )  ss.             , 1997
 COUNTY OF              )


          Personally appeared                     ,                         of
                             , signer and sealer of the foregoing instrument,
 and acknowledged the same to be his/her free act and deed as such
           and the free act and deed of                   , before me.



                               -------------------------------------

                               Notary Public
                               My Commission Expires:



                                    D8

 STATE OF               )
                        )  ss.             , 1997
 COUNTY OF              )


          On this       day of             1997, before me personally
 appeared                      ,                        the Managing
 Partner of White Middlebury Associates Limited Partnership, the signer and sealer of the foregoing instrument, and acknowledged the same to be his/her free act and deed, the free act and deed of such Limited Partnership, in its capacity as a general partner of The Middlebury Partnership, and the free act and deed of The Middlebury Partnership.




                               ------------------------------------

                               Notary Public
                               My Commission Expires:








                                    D9

                  EXHIBIT A TO NON-DISTURBANCE AGREEMENT

                           DESCRIPTION OF LAND

                  EXHIBIT B TO NON-DISTURBANCE AGREEMENT

                           DESCRIPTION OF LEASE

                                SCHEDULE E



                     (EMERGENCY UTILITIES "TIE-INS")


     1. Hot water supply and return lines, terminated with a flanged cap.

     2.   Low pressure steam line, terminated with a flanged cap.

     3.   Domestic feed water line for makeup water.

     4.   Gas line.

     5.   Chilled water supply and return, terminated with a flanged cap.

     6.   Condenser supply and return, terminated with a flanged cap.

     7.   Electric Panel - 240 Volt.




                            GUARANTY OF LEASE

          THIS GUARANTY OF LEASE, dated as of ________________, 1997, by CROMPTON & KNOWLES CORP., a Massachusetts corporation, having its principal office at One Station Plaza, Stamford, Connecticut 06901 (referred to herein as the "Guarantor") in favor of THE MIDDLEBURY PARTNERSHIP, a Connecticut general partnership, having an office at 300 East Joppa Road, Towson, Baltimore, Maryland 21286 ("Landlord").

                           W I T N E S S E T H

          WHEREAS, Guarantor has requested Landlord to enter into a certain Second Amended and Restate Lease Agreement (as the same may be hereafter modified or amended, the "Lease") with UNIROYAL CHEMICAL COMPANY, INC. ("Tenant"), a New Jersey corporation, and wholly-owned subsidiary of Guarantor, whereby Landlord would lease to Tenant a certain building, consisting of approximately 318,704 gross square feet of space, commonly known as the "R&D Building" in the Preston Hill Office Park, located in Middlebury, Connecticut, together with certain appurtenant rights relating to land in Middlebury, Oxford and Southbury, Connecticut (said building and appurtenant rights, collectively, the "Premises") for a term of twenty (20) years commencing on the "Effective Date", as defined in the Lease;

          WHEREAS, as a condition to Landlord's execution of such Lease, Tenant is obligated to deliver Guarantor's guarantee of the performance of Tenant's obligations under the Lease; and

          WHEREAS, Landlord is unwilling to execute the Lease unless and until this Guaranty is executed and delivered to it.

          NOW, THEREFORE, in consideration of $1.00, and for other good and valuable consideration received, and to induce Landlord to enter into the Lease, Guarantor does hereby covenant, agree, represent and warrant to Landlord as follows:

                                ARTICLE I.

               REPRESENTATIONS AND WARRANTIES OF GUARANTOR

          Guarantor does hereby represent and warrant that (a) it has the power to enter into and perform this Guaranty, and the execution and delivery of this Guaranty has been duly authorized by all necessary corporate action on the part of Guarantor, (b) neither this Guaranty, nor the execution, delivery and performance hereof, nor the performance of the agreements herein contained, nor the consummation of the transactions herein contemplated will violate any statute, ordinance, regulation, court order or decree or order or decree of any other governmental authority or agency or any other agreement to which Guarantor is subject, and no consent, approval, order or authorization of, or registration, declaration or filing with, any court or governmental authority or instrumentality, domestic or foreign, is required by or with respect to Guarantor in connection with the execution and delivery of this Guaranty by Guarantor, (c) this Guaranty constitutes a valid and binding obligation of Guarantor enforceable against Guarantor in accordance with its terms, (d) Tenant is a wholly-owned subsidiary of Guarantor and Guarantor has determined that it is in the best interests of Guarantor that Tenant enter into the Lease, and
 (e) the lease of the Premises to Tenant, pursuant to the Lease, constitutes good and valuable consideration to Guarantor for this Guaranty.

                               ARTICLE II.

                          AGREEMENT TO GUARANTEE

          Section 2.1. Obligations, Guarantees.

                    a) Guarantor hereby irrevocably and unconditionally guarantees to Landlord (i) the full and prompt payment when due of all Fixed Rent and Additional Rent and any other sums due whether now existing or hereafter incurred, of Tenant under the Lease with respect to the initial Lease Term and any renewal or extension thereof, and (ii) the full and prompt performance of every other obligation of Tenant under the Lease pertaining to the initial Lease Term and any renewal or extension thereof. Each and every default in payment of Fixed Rent and/or Additional Rent under the Lease or any other sum due under the Lease, or Tenant's failure to observe and perform any other obligation of Tenant under the Lease, whether monetary or non-monetary, shall give rise to a separate cause of action hereunder, and separate suits may be brought hereunder as each cause of action arises.

                    b) Guarantor further agrees that this Guaranty constitutes an absolute, unconditional, present and continuing guaranty and waives any right to require that any resort be had by Landlord to
 (i) any security paid under the Lease, and (ii) Landlord's rights against any other person, or entity, including Tenant, or (iii) any other right or remedy available to Landlord by contract, applicable law or otherwise. It is the intent of this Guaranty that Landlord shall have resort to Guarantor without resorting to any remedy against Tenant.

                    c)   The performance and payments called for
 hereunder shall become due and payable to Landlord within five (5) days after Landlord, or its successors or assigns, shall provide Guarantor with notice thereof given in the manner specified in Section 3.2 herein, stating that any of the guaranteed obligations of Tenant described in Section 2.1(a) above have not been timely fulfilled and remain outstanding.

          Section 2.2. Obligations Unconditional. The obligations of Guarantor under this Guaranty shall be absolute and unconditional. This Guaranty is a guaranty of payment and performance and not of collection. To the fullest extent permitted by law, the obligations of Guarantor hereunder shall not be affected, modified, released or impaired by any state of facts or the happening, from time to time, of any event, including, without limitation, any of the following, whether or not with notice to, or the consent of, Guarantor:

                    a) The invalidity, irregularity, illegality or unenforceability of, or any defect in, the Lease;

                    b) The compromise, settlement, release, extension, expansion, indulgence, change, modification or termination of any or all of the obligations, covenants and agreements of Tenant;

                    c) The failure to give notice to Guarantor of the occurrence of any default under the terms and provisions of the Lease;

                    d) The actual or purported assignment of any of Landlord's and/or Tenant's obligations, covenants and agreements contained in the Lease, or the assignment of Landlord's rights under this Guaranty;

                    e) The waiver of the payment, performance or observance by Tenant of the obligations, conditions, covenants or agreement or any or all of them contained in the Lease;

                    f) The extension of time for the payment of any Fixed Rent or Additional Rent or the performance of any other obligation by Tenant under the Lease;

                    g) The modification or amendment (whether material or otherwise but including, without limitation, any increase or decrease in the amount of rental payable under the Lease) of any term, duty, obligation, covenant or agreement set forth in the Lease;

                    h) The taking or the omission to take any action or to pursue any right or remedy under the Lease;

                    i) The voluntary or involuntary commencement of any case or proceeding under the Federal Bankruptcy Code or any state or foreign bankruptcy, insolvency or similar statute affecting Tenant and/or Guarantor, the liquidation, dissolution, merger, consolidation, sale or other disposition of all or substantially all of the assets of Tenant and/or Guarantor, the marshaling of the assets and liabilities, receivership, insolvency, assignment for the benefit of creditors, the reorganization, arrangement, composition with creditors, or readjustment of debts or other similar events or proceedings, or the appointment of a receiver, conservator, custodian or sequestrator for all or part of the property of Tenant and/or Guarantor, or any allegation or contest of the validity of this Guaranty or of the Lease in any such proceeding; it being specifically understood, consented and agreed to that this Guaranty shall remain and continue in full force and effect and shall be enforceable against Guarantor to the same extent and with the same force and effect as if such events and proceeding shall not have been instituted; and it is the intent and purpose of this Guaranty that Guarantor shall and does hereby waive all rights and benefits which might accrue to Guarantor by reason of any such proceeding(s) or case(s);

                    j) Any failure of Landlord to mitigate the damages resulting from any defaults by Tenant under the Lease;

                    k) Any failure of Landlord to preserve any security under the Lease; or

                    l) Any renewal or extension of the term of the Lease, or any expansion of the Premises covered by the Lease.

          Section 2.3. No Waiver of Set-Off; No Right to Jury Trial. No act of commission or omission of any kind or at any time upon the part of Landlord in respect of any matter whatsoever shall in any way impair the rights of Landlord to enforce any right, power or benefit under this Guaranty and no set-off, counterclaim, reduction or diminution of any obligation or any defense of any kind or nature (other than performance by Tenant of its obligations under the Lease) which Guarantor has or may have against Landlord or any affiliate thereof, shall be available hereunder to Guarantor. GUARANTOR HEREBY WAIVES THE RIGHT OF TRIAL BY JURY IN THE EVENT OF ANY LITIGATION BETWEEN LANDLORD AND
GUARANTOR IN RESPECT OF ANY MATTER ARISING OUT OF THIS GUARANTY.

          Section 2.4. Waiver of Notice; Expenses. Guarantor hereby expressly waives notice from Landlord of its acceptance of, and reliance on, this Guaranty. Guarantor agrees to pay all costs, fees, commissions and expenses (including all reasonable attorney fees) which may be incurred by Landlord in enforcing or attempting to enforce this Guaranty following any default on the part of Guarantor hereunder, whether the same shall be enforced by suit or otherwise. Guarantor hereby waives presentment of any instrument, demand of payment, protest and notice of non-payment or protest thereof.

          Section 2.5. Subordination of Subrogation and Other Claims. Guarantor hereby expressly subordinates, to and until all of the obligations of the Tenant under the Lease have been paid, performed or satisfied, any and all rights of subrogation, reimbursement, indemnity, exoneration, contribution, or any other claim which Guarantor may now or hereafter have against Tenant or any other person directly or contingently liable for the obligations guaranteed hereunder, or against or with respect to Tenant's property (including, without limitation, any of Tenant's property collaterallizing the obligations of Tenant to Landlord), arising from the existence or performance of this Guaranty.

          Section 2.6. COMMERCIAL TRANSACTION. GUARANTOR ACKNOWLEDGES THAT THIS GUARANTY CONSTITUTES A COMMERCIAL TRANSACTION WITHIN
THE MEANING OF <section> 52-278A OF THE CONNECTICUT GENERAL
STATUTES.   PROVIDED LANDLORD HAS PROVIDED GUARANTOR WITH  THE
NOTICE REQUIRED IN SECTION 2.1 (c) HEREIN, PURSUANT TO <section> 52-278F OF SAID CONNECTICUT GENERAL STATUTES, GUARANTOR HEREBY WAIVES
AND RELINQUISHES ALL RIGHTS TO NOTICE AND HEARING AS PROVIDED IN
<section> 52-278A THROUGH <section> 52-278G OF SAID CONNECTICUT
GENERAL STATUTES PRIOR TO LANDLORD OBTAINING ANY PREJUDGMENT
REMEDY AGAINST GUARANTOR OR TENANT IN CONNECTION WITH THE
ENFORCEMENT BY LANDLORD OF ANY OF ITS RIGHTS OR REMEDIES UNDER
THE LEASE OR THIS GUARANTY.  IF SUMMARY PROCESS IS UTILIZED,
GUARANTOR ACKNOWLEDGES THAT TENANT HAS WAIVED ALL REQUIRED
NOTICES, PURSUANT TO <section> 47A-24 OF THE CONNECTICUT GENERAL
STATUTES, EXCEPT AS OTHERWISE SPECIFICALLY REQUIRED TO BE
DELIVERED TO TENANT UNDER THE LEASE.

                               ARTICLE III.

                       NOTICE OF SERVICE OR PROCESS
                             AND OTHER PAPERS

          Section 3.1. Service of Process. Guarantor hereby designates and appoints its General Counsel as agent of Guarantor upon whom may be served all process, pleadings, notices or other papers which may be served upon Guarantor as a result of any obligations under this Guaranty.

          Section 3.2. Notices. Any notice required to be sent to Guarantor, or any notice including process, pleadings or other papers served upon the foregoing agent shall at the same time be sent by United States registered or certified mail, postage pre-paid, or by any nationally recognized overnight delivery service, such as Federal Express, to

 Guarantor at the address set forth above or to such other address as Guarantor shall specify by delivery of notice as aforesaid to Landlord, at the address stated at the outset, Attention: General Counsel, or at such other address as Guarantor may specify to Landlord at Landlord's then specified address. Notice shall be deemed delivered on the next business day after deposit with a nationally recognized overnight delivery service, or three (3) days after deposit, as aforesaid, in the U.S. mail.

          Section 3.3. Consent to Jurisdiction. Guarantor irrevocably and unconditionally (a) agrees that any suit, action or other legal proceeding arising out of this Guaranty may be brought in the court of record in the State of Connecticut situated in Fairfield County or the courts of the United States, District of Connecticut, (b) consents to the jurisdiction of each such court and any such suit, action or proceeding, and (c) waives any objection which it may have to the laying of venue in any such suit, action or proceeding in any of such court.

          Section 3.4. Continued Existence. Guarantor shall maintain its existence throughout the term of the Lease and for so long thereafter as any claim may be brought in connection with the Lease.

                               ARTICLE IV.

                              MISCELLANEOUS

          Section 4.1. Guaranty to Become Effective.

          (a) The obligations of Guarantor hereunder shall arise absolutely and unconditionally upon the Effective Date (as defined in the Lease). Guarantor and Landlord agree that, unless and until (i) the Effective Date shall occur, or (ii) Landlord and Tenant shall otherwise expressly agree, in writing, that the Lease shall be in force and effect, this Guaranty shall be of no force and effect.

          (b) Notwithstanding the provisions of (a) above, in the event the Effective Date has not occurred on or before November 1, 1997 and either Landlord or Tenant shall elect to terminate the Lease by the delivery of a written notice of termination to the other party to the Lease in the time and manner specified in Section 40 (b) of the Lease, then (i) this Guaranty shall also be deemed to have been terminated effective as of the date of the termination of the Lease, and (ii) the Guarantor and Landlord shall thereafter have no further rights and obligations to each other under this Guaranty of Lease.

          Section 4.2. Remedies Not Exclusive. No remedy herein conferred upon or reserved to Landlord is intended to be exclusive of any other available remedy given under this Guaranty or hereafter existing at law or in equity. No delay or failure to exercise any right or power accruing upon any default, omission or failure of performance hereunder shall impair any such right or power or shall be construed to be a waiver thereof, but any such right and power may be exercised from time to time and as often as may be deemed expedient. If any provision contained in this Guaranty should be breached by Guarantor and thereafter duly waived by Landlord, such waiver shall be limited to the particular breach so waived and shall not be deemed to waive any other breach hereunder. No waiver, amendment, release or modification of the Guaranty shall be established by conduct, custom or course of dealing, but solely by an instrument in writing duly executed by Landlord and Guarantor.

          Section 4.3. Severability. The invalidity or unenforceability of any one or more of the phrases, sentences, clauses or sections of this Guaranty shall not affect the validity or enforceability of the remaining portion of this Guaranty or any part hereof.

          Section 4.4. Applicable Law. This Guaranty shall be governed by and construed in accordance with the laws of the State of Connecticut.

          Section 4.5. Successors and Assigns. This Guaranty shall be binding upon, and be enforceable against Guarantor and its respective successors, legal representatives and assigns and shall inure to the benefit of Landlord, its successors, legal representatives and assigns.

          Section 4.6. Defined Terms. All capitalized terms used herein, which are not otherwise defined herein, shall have, unless otherwise defined, the definitions given to them in the Lease.

          Section 4.7. Assignment. In the event Landlord shall assign its rights and interest in and to the Lease to any successor owner of the Premises, then Landlord may also assign this Guaranty to any such successor owner of the Premises and any such assignment by Landlord of its interest in and to this Guaranty shall not be deemed to release or relieve Guarantor from any of its obligations or liability hereunder and this Guaranty shall continue in full force and effect following any such assignment by Landlord.

          [No further text on this page]

          IN WITNESS WHEREOF, Guarantor has executed this Guaranty as of the date first above written.

                                    CROMPTON & KNOWLES CORP.,
                                    a Massachusetts corporation

 -------------------------
                                    By:
                                       --------------------------------
                                       Name:
 -------------------------             Its:             , duly authorized







 STATE OF CONNECTICUT )
                      )  ss.: Middlebury
 COUNTY OF NEW HAVEN  )


          On this              day of August 1997, personally appeared
 before Timothy R. Carmody, Esq., the undersigned officer, CROMPTON & KNOWLES CORP., a Massachusetts corporation, by Frank Manganella, its
 duly authorized                              who acknowledged that he
 signed, sealed and delivered the above and foregoing instrument as his free act and deed and the free act and deed of said CROMPTON & KNOWLES CORP., authorized by the Board of Directors of said corporation, for the purposes therein stated.



                               --------------------------------------
                               Timothy R. Carmody, Esq.
                               Commissioner of the Superior Court